SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

LIFEWAY FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

Notice of 2023 Annual Shareholders Meeting

You are cordially invited to attend the 2023 Annual Meeting of Shareholders (together with any postponements, adjournments or other delays thereof, the “Annual Meeting”) of Lifeway Foods, Inc. (the “Company”).

The proxy statement, accompanying proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, were first sent or given to our shareholders on or about April 28, 2023.

Date	June 15, 2023

Time	2:00 p.m. Central Time

Place	To support the health and well-being of our employees and shareholders, the Annual Meeting will be held in a virtual meeting format only at the following website: meetnow.global/MA2G2XN. You will not be able to attend the Annual Meeting physically.

Record date	April 17, 2023. Only shareholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy voting

Your vote is important. It is important that your shares be represented at the Annual Meeting. To be admitted to the Annual Meeting at meetnow.global/MA2G2XN, you must enter the control information found on your proxy card or Notice of Internet Availability of Proxy Materials.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY FOLLOWING THE INSTRUCTIONS PROVIDED. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.

Items of business	1.	To elect eight (8) members of Lifeway’s Board of Directors to serve until the 2024 Annual Meeting of Shareholders (or until successors are elected and qualified).
	2.	To ratify Grant Thornton LLP as our independent auditor for fiscal year 2023.
	3.	To approve, by non-binding advisory vote, executive compensation.
	4.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.
The Board strongly recommends that you vote on the proxy card “FOR” the election of the Board’s nominees, “FOR” Proposal Two and “FOR” Proposal Three.

By Order of the Board of Directors

/s/ Julie Smolyansky
Julie Smolyansky
Chairperson, President, Chief Executive Officer and Secretary
April 28, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL

MEETING TO BE HELD ON June 15, 2023

The proxy statement, the accompanying proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available free of charge at www.investorvote.com/LWAY. Information on this website, other than this proxy statement, is not a part of this proxy statement.

Please sign, date and promptly return the enclosed proxy card in the envelope provided, or submit your proxy and voting instructions over the Internet or by telephone by following the instructions on the enclosed proxy card, so that you may be represented at the Annual Meeting.

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The accompanying proxy statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the proxy statement or if you need assistance voting your shares, please contact Secretary of the Company, Julie Smolyansky.

LIFEWAY FOODS, INC.

6431 Oakton Street

Morton Grove, Illinois 60053

_________________________________

PROXY STATEMENT

_________________________________

2023 ANNUAL MEETING OF SHAREHOLDERS

June 15, 2023

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1.       INFORMATION ABOUT THE ANNUAL MEETING

Date	June 15, 2023

Time	2:00 PM Central Time

Place	The Annual Meeting will be held in a virtual meeting format only at the following website: meetnow.global/MA2G2XN.

The enclosed proxy is solicited by the Board of Directors (the “Board”) of LIFEWAY FOODS, INC. (“Lifeway,” “we,” “us,” or the “Company”) for use at Lifeway’s 2023 Annual Meeting of Shareholders (together with any postponements, adjournments or other delays thereof, the “Annual Meeting”). To support the health and well-being of our employees and shareholders, the Annual Meeting will be held in a virtual meeting format only at the following website: meetnow.global/MA2G2XN. You will not be able to attend the Annual Meeting physically.

To participate in the Meeting, visit meetnow.global/MA2G2XN and enter the control information included in your proxy card or Notice of Internet Availability of Proxy Materials. Online check-in will begin at 1:30 p.m., Central Time. Please allow time for online check-in procedures.

Why am I receiving these materials?

This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting.

Your vote is very important. Please sign, date and return the proxy card delivered to you with the Notice of Internet Availability of Proxy Materials in the postage-paid envelope provided, or use the telephone or Internet voting instructions on the proxy card or Notice of Internet Availability of Proxy Materials, even if you plan to attend the Annual Meeting. If you hold your shares in an account at a broker, bank or other nominee, follow the instructions provided by your nominee to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

What am I voting on?

You will be entitled to vote on the following proposals at the Annual Meeting:

☐	To elect eight (8) members of the Board to serve until the 2024 Annual Meeting of Shareholders (or until successors are elected and qualified) (Proposal One);

☐	To ratify Grant Thornton LLP as our independent auditor for fiscal year 2023 (Proposal Two);
☐	To approve, by non-binding advisory vote, executive compensation (Proposal Three);

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How does the Board recommend that I vote on these proposals?

The Board recommends that you vote your shares:

☐	“FOR” the election of the director nominees named in this proxy statement (which nominees are Julie Smolyansky, JC Dalto, Jody Levy, Dorri McWhorter, Perfecto Sanchez, Jason Scher, Pol Sikar, and Ludmila Smolyansky);

☐	“FOR” the ratification of Grant Thornton LLP as our independent auditor for fiscal year 2023 (Proposal Two);
☐	“FOR” the approval, by non-binding advisory vote, executive compensation (Proposal Three);

Who can vote?

Holders of our common stock, par value $.01 per share (the “Common Stock”), as of the close of business on April 17, 2023 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 14,644,762 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting. Shareholders are not permitted to cumulate votes with respect to the election of directors. We do not have any outstanding shares of preferred stock.

YOUR VOTE IS VERY IMPORTANT. PLEASE SUBMIT YOUR PROXY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

How can I vote my shares?

Shareholders of Record. Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each holder of record of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

If your shares are registered directly in your name with our transfer agent, you are considered a shareholder of record with respect to those shares. If you are a record holder, your proxy materials are being sent to you directly by our transfer agent. If you are a shareholder of record, you may vote your shares in one of the following ways:

To vote THROUGH THE INTERNET, go to www.investorvote.com/LWAY to complete an electronic proxy card. You will be asked to provide the control information from the enclosed proxy card. Your Internet vote must be received by 11:59 p.m., Central Time on June 14, 2023 to be counted.

To vote BY PHONE, call 1-800-652-VOTE (8683) and follow the pre-recorded instructions. You will be asked to provide the control information from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on June 14, 2023 to be counted.
To vote BY MAIL, sign, date and return your proxy card promptly to be received no later than June 14, 2023, so that we can be assured of having a quorum present at the Annual Meeting and so that your shares may be voted in accordance with your wishes, even if you later decide to attend the Annual Meeting.

To vote IN PERSON, after you join the meeting, click on the link “Cast your vote” provided on the virtual meeting platform and follow the prompts provided. You will be asked to provide the control information on your proxy card or Notice of Internet Availability of Proxy Materials.

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Beneficial Shareholders. The method of voting by proxy differs for shares held beneficially through another holder of record (sometimes referred to as holding shares in “street name”). If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and this proxy statement was forwarded to you by your broker, bank or other nominee, which is considered the shareholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. As a beneficial owner, you are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote these shares at the Annual Meeting by ballot unless you obtain a “legal proxy” from your broker, bank or other nominee giving you the right to vote the shares.

What is the quorum requirement for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented at the Annual Meeting for the meeting to be properly held under the Company’s bylaws (as amended, the “Bylaws”) and Illinois law. A majority of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, we may adjourn the Annual Meeting to a subsequent date for the purpose of obtaining a quorum.

How many votes are needed for approval of each proposal?

Shares of Common Stock that are voted “FOR,” “WITHHOLD,” “ABSTAIN” or “AGAINST,” as applicable, on a matter are treated both as being present for purposes of establishing a quorum and as shares entitled to vote at the Annual Meeting with respect to such matter (the “Votes Cast”). Broker non-votes (i.e., shares of Common Stock held as of the Record Date by banks, brokers or other nominees as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business on a matter, but will not be counted for purposes of determining the number of Votes Cast with respect to that matter. Abstentions and broker non-votes, if any, will have no effect on proposals that require a plurality and broker non-votes will have no effect on proposals that require a majority of Votes Cast for approval.

Broker non-votes result from shares that are held by a bank, broker or other nominee that are represented at the Annual Meeting, but with respect to which the nominee holding those shares (i) has not received instructions from the beneficial owner of the shares to vote on the particular proposal and (ii) does not have discretionary voting power with respect to the particular proposal. Whether a bank, broker, or other nominee has authority to vote shares that it holds is determined by stock exchange rules. Banks, brokers and other nominees holding shares of record for beneficial owners do not have the discretion to vote on any of the proposals at the Annual Meeting unless they receive voting instructions from the beneficial owners of the shares.

The votes needed to approve each proposal are as follows:

☐	Proposal One: Each director is elected by the affirmative vote of a majority of the Votes Cast.

☐	Proposal Two: Requires the affirmative vote of a majority of the Votes Cast for approval.

☐	Proposal Three: Requires the affirmative vote of a majority of the Votes Cast for approval.

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What is the effect of giving a proxy?

Proxies are being solicited by and on behalf of the Board. The Board has designated our Chief Executive Officer (“CEO”), Julie Smolyansky, and our Chief Financial Officer (“CFO”), Eric Hanson, and each or any of them, as proxies to vote the shares of Common Stock solicited on its behalf.

You may vote your proxy as described above. As a shareholder of record, if you submit your proxy, but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy in accordance with the recommendation of the Board.

In their discretion, the proxy holders named in the proxy are also authorized to vote on any other matters that may properly come before the Annual Meeting. The Board knows of no other items of business as of the date of this proxy statement that will be presented for consideration at the Annual Meeting other than those described in this proxy statement.

Can I change my vote or revoke my proxy?

Shareholder of Record. If you are a shareholder of record, you can change your vote or revoke your proxy by:

•	entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•	completing and returning a later-dated proxy card, which must be received prior to the Annual Meeting;
•	delivering a written notice of revocation, which must be received prior to the Annual Meeting, to our Corporate Secretary at Lifeway Foods, Inc., 6431 Oakton St., Morton Grove, IL 60053, Attention: Corporate Secretary; or
•	attending and voting by ballot at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Street Name Shareholder. If you are a street name shareholder, then your broker, bank or other nominee can provide you with instructions on how to change or revoke your proxy. Please note that if your shares are held of record by a bank, broker, or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy issued in your name from the record holder (your bank, broker, or other nominee).

Am I entitled to dissenters’ right of appraisal?

Under Illinois General Corporation Law and Lifeway’s Certificate of Incorporation, shareholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted on at the Annual Meeting.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

The Board is soliciting proxies for use at the Annual Meeting by means of these proxy materials. By signing, dating and returning the proxy card, or by submitting your proxy over the Internet or by telephone using the instructions in this proxy statement, you are authorizing the persons named as proxies to vote your shares at the Annual Meeting as you have instructed.

Lifeway will bear the entire cost of solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and distributing the proxy materials.

The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, director nominees, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

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Copies of our solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The Company expects to reimburse brokerage firms, banks, custodians, and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the Securities and Exchange Commission (the “SEC”) has approved. Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of our proxy materials and the Annual Report, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs, mailing costs and fees. If you currently receive multiple copies of the proxy materials at the same address and wish to opt in to householding, or if you currently do not receive multiple copies and wish to opt out of householding, you may notify us in writing or by telephone. Lifeway will also promptly deliver an additional copy of the proxy materials to any shareholder who requests one. Any such request should be directed to Lifeway’s Corporate Secretary at the following address and telephone number.

Lifeway Foods, Inc.

6431 Oakton St.

Morton Grove, IL 60053

Tel: (847) 967-1010

Attention: Corporate Secretary

Street name shareholders may contact their broker, bank or other nominee to request information about householding.

Where can I find the voting results of the Annual Meeting?

We will disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K, then we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.

What is the deadline to propose actions for consideration at the Company’s 2024 annual meeting of shareholders or to nominate individuals to serve as directors?

In order for any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s proxy statement to be issued in connection with the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”), we must receive such shareholder proposals no later than December 31, 2023. Any such shareholder proposal submitted, including the accompanying supporting statement, may not exceed 500 words, per Rule 14a-8(d) of the Exchange Act. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2024. All shareholder proposals and proxy solicitation notices must be made in writing and addressed to Lifeway Foods, Inc., 6431 Oakton St., Morton Grove, IL 60053, Attn: Corporate Secretary.

The Bylaws also establish an advance notice procedure for shareholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before 2024 Annual Meeting, a shareholder must provide timely written notice to the Company’s Corporate Secretary, at the principal executive offices of the Company, and any such proposal or nomination must constitute a proper matter for shareholder action. The written notice must contain the information specified in the Bylaws. To be timely, a shareholder’s written notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 16, 2024, and no later than March 17, 2024.

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Who should I contact if I have questions?

If you have additional questions about the election of directors, other matters to be voted on at the Annual Meeting, this proxy statement or the Annual Meeting, or if you need assistance voting your shares, please contact Secretary of the Company, Julie Smolyansky.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES, “FOR” PROPOSAL TWO AND “FOR” PROPOSAL THREE USING THE ENCLOSED PROXY CARD.

2.       PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board currently consists of eight (8) directors, all of whom have been nominated for re-election. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected. Ludmila Smolyansky (“Ms. L. Smolyansky”) has been nominated for election to the Board pursuant to that certain Settlement Agreement, dated July 27, 2022, by and among the Company, Ms. L. Smolyansky and Edward Smolyansky, as amended on November 7, 2022, which requires that the Board shall take all necessary actions to nominate, submit to shareholders, recommend and solicit proxies for (in a manner no less favorable than its solicitation on behalf of other nominees of the Board) Ms. L. Smolyansky for re-election as director. At the Annual Meeting, directors will be elected to serve a term of office expiring at the 2024 Annual Meeting or until their successors are elected and qualified.

Shareholders and their proxies are being asked to vote on these eight (8) persons nominated for the Board:

Name	Age	Director since	Occupation	ACG Committee Membership	Compensation Committee Membership
Julie Smolyansky	48	2002	Chairperson, President, CEO and Secretary, Lifeway Foods
Juan Carlos (“JC”) Dalto	59	2022	President of Dole Sunshine Company, Americas
Jody Levy	44	2020	Creative Director and Chief Executive Officer, World Waters, LLC	M	M
Dorri McWhorter	49	2020	Chief Executive Officer and President of YMCA of Metropolitan Chicago	M, F	M
Perfecto Sanchez	38	2022	Founder and Chief Executive Officer of Keep The Change Consulting, LLC	M
Jason Scher	48	2012	Principal, JAMP,LLP	C, F	C
Pol Sikar	75	1986	President, Montrose Glass & Mirror	M
Ludmila Smolyansky	73	2002	Director of Lifeway Foods

ACG:	Audit and Corporate Governance
C: Chair	M: Member		F: Financial Expert

The Board of Directors recommends that you vote “FOR” the election of each of the nominees.

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PROPOSAL TWO: RATIFY GRANT THORNTON AS OUR INDEPENDENT AUDITOR FOR FISCAL YEAR 2023

At a meeting held on March 23, 2023, Lifeway’s Audit and Corporate Governance Committee unanimously recommended the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board considers the selection of Grant Thornton to be in the best interests of Lifeway and our shareholders. While the Audit and Corporate Governance Committee is responsible for the appointment, compensation, retention, termination, and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that shareholders ratify that selection. Our Audit and Corporate Governance Committee first engaged Grant Thornton on December 6, 2022 and Grant Thornton has been our independent registered public accounting firm since that date for periods ending after that date. A representative of Grant Thornton is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if desired, and respond to appropriate questions.

Change in Auditor

Mayer Hoffman McCann P.C. (“MHM”) had been engaged as the Company’s independent registered public accounting firm since 2015 and, as previously disclosed, on June 8, 2022, MHM notified the Company that it would not stand for re-election. MHM audited our financial statements for our fiscal year ended December 31, 2021 and December 31, 2020, and reviewed the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, which were prepared in accordance with U.S. GAAP. Upon the completion of MHM’s audit and reviews for such periods, MHM’s engagement was completed.

As previously disclosed, on December 6, 2022, the Audit and Corporate Governance Committee approved the engagement of Grant Thornton as the Company’s registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

As previously reported, on April 29, 2022, the Audit and Corporate Governance Committee of the Board of Directors of the Company, after discussion with management and MHM, concluded that the Company’s previously issued (i) audited consolidated financial statements for the year ended December 31, 2020, and (ii) unaudited consolidated financial statements for the periods ended March 31, 2020, June 30, 2020, September 30, 2020, March 31, 2021, June 30, 2021, and September 30, 2021 (collectively, the “Affected Periods”) should be restated and no longer relied upon due to material errors in the recording of deferred income taxes related to indefinite-lived intangible assets associated with the 2009 acquisition of Fresh Made, Inc. The error resulted in a $1.18 million understatement of both deferred income tax liabilities and goodwill of as of January 1, 2020, but had no impact on the Company’s liquidity or cash position. The Company restated the audited consolidated financial statements for the Affected Periods (collectively the “Restatement”) and corrected the related “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its 2021 Form 10-K.

Ratification

The approval of the ratification of the appointment of Grant Thornton as our independent auditors for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the Votes Cast. If the shareholders fail to ratify the selection, the Audit and Corporate Governance Committee may, but is not required to, reconsider whether to retain Grant Thornton. Even if the selection is ratified, the Committee in its discretion may direct the appointment of a different registered independent accountant at any time during the year if the Committee and Board determine that such a change would be in the best interest of Lifeway and its shareholders.

For information regarding audit and other fees billed by Grant Thornton and MHM for services rendered with respect to fiscal years 2022 and 2021, respectively, see the section of this proxy statement entitled “Fees of Independent Registered Public Accounting Firm and Audit Committee Report—Fees Billed by Independent Registered Public Accounting Firm.”

The Board of Directors recommends that you vote “FOR” the ratification of our independent auditor.

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PROPOSAL THREE: NON-BINDING advisory vote on executive compensation

We believe that both Lifeway and its shareholders benefit from sound corporate governance and compensation policies. As part of our obligations under Section 14A of the Exchange Act, and as part of our good corporate governance and overall shareholder outreach efforts, our Board has determined to provide annual opportunities for our shareholders to cast advisory votes on the compensation of our named executive officers (commonly referred to as a “Say on Pay Proposal”) even though the last shareholder vote on the “Frequency of Say on Pay” recommended a Say on Pay Vote every three years. Our Board believes that both Lifeway and its shareholders will benefit from more frequent shareholder input on Say on Pay.

We are asking our shareholders to approve, on a non-binding advisory basis, the compensation paid to our named executive officers as described in the Compensation Overview section of this proxy statement.

Our Commitment: Pay for Performance

We know that our investors favor compensation plans for our executives tied to specific performance measures that incentivize long-term performance and value creation. In 2019, only 52.5% of the votes cast supported our Say on Pay Proposal. Shareholders we spoke to after our 2019 Say on Pay Proposal requested increased independent control of compensation, in particular for individuals related to any executive officer or director, and increased independent oversight of our compensation practices more generally. We listened and implemented changes previously reported. In 2022, 95.6% of the votes cast on the Say on Pay proposal were cast for approval, on a non-binding advisory basis, the compensation paid to our named executive officers in 2021.

Following last year’s annual meeting, we have continued to review and improve our compensation related processes and procedures. Some of those changes are set forth below

✓	We revised our compensation committee charter available on our website, www.lifewaykefir.com, to delegate additional authority to our Compensation Committee which is made up of only independent directors to streamline the process of setting and reviewing compensation thresholds.

✓	The Compensation Committee implemented new thresholds for short term and long-term incentive plans in 2022 which include the use of Restricted Stock Units and Performance Stock Units to tie compensation to performance and create additional long term incentives for employees.

✓	Compensation Committee continued to refine the performance review process to ensure information gathered from sources unrelated to the employee or consultant being reviewed.

✓	The Company hired a new head of human resources who is leading a review of all compensation and human resources processes and procedures to implement changes to provide a more structured framework for performance review and compensation benchmarking.

✓	Over the course of 2022, we eliminated approximately $1 million of compensation to be paid annually to certain employees and consultants. We reduced 2022 compensation by less than the full $1 million since such compensation was paid in 2022 until termination of relevant arrangements and agreements and we made certain payments to ensure no claims would be brought with respect thereto. These changes allowed us to continue to rationalize our other employees’ compensation.

✓	We adopted more modern employee and non-employee director plans which include a deferral option for non-employee directors of part or all of their compensation.

As further discussed, under “Consent by Danone to Equity Issuances,” Lifeway, members of the Smolyansky family, and Danone signed a Shareholders’ Agreement dated October 1, 1999. Under this Agreement, as amended, Danone must give its consent to certain issuances of Common Stock.

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To date, Danone has not provided consent to issuances of equity as compensation to Julie Smolyansky. The Compensation Committee does not believe it is in the best interest of the shareholders to use cash in lieu of equity to compensate Named Executive Officers, regardless of who they are. The Company and the Compensation Committee have attempted to reach an agreement with Danone to amend the Shareholders' Agreement and come to terms over what, if any, equity awards Danone would consent to. The Compensation Committee continues to review what is the appropriate equity and non-equity incentive awards to our CEO. As part of our benchmarking and analysis process, the Compensation Committee determined that Lifeway’s peers, as well as numerous other publicly traded corporations led by founders and/or controlling shareholders, make such awards to their named executive officers and (even when such named executive officers also hold substantial or controlling stakes in those companies). In the past we have converted equity awards that could not be issued to cash based on the fair market value of the shares at the time of conversion. However, the Compensation Committee has not recommended such conversion for 2020, 2021 and 2022 grants and we continue to search for a resolution that will allow us to utilize equity compensation.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers. This vote is advisory only and is not binding on the Company or the Board. Although the vote is non-binding, our Board values the opinions of our shareholders and the Board, and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Accordingly, we ask our shareholders to vote in favor of the following resolution:

“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The Board of Directors recommends that you vote “FOR” approving the compensation of our named executive officers.

3.       CORPORATE GOVERNANCE AT LIFEWAY

Our shareholders elect the Board, whose primary responsibility is to foster Lifeway’s long-term health, growth, success, and financial condition, consistent with its fiduciary duty to our shareholders. The Board serves as our ultimate decision-making body, except for those matters reserved to or shared with the shareholders. The Board establishes broad corporate policies and oversees the members of senior management, who are charged by the Board with conducting Lifeway’s business.

In addition, the Board oversees these general areas of governance, as outlined in more detail in the section entitled “Lifeway’s Board of Directors”:

Audit and Finance	Integrity of financial reporting; internal controls over financial reporting and disclosure controls; internal and external audit; cybersecurity; legal and regulatory compliance; risk assessment and management

Compensation	Pay-for-performance compensation structure development; executive compensation and benefits; peer group analysis; succession plans; non-employee director compensation

Governance	Board and committee effectiveness; director qualification; shareholder engagement, governance framework; governance/corporate structure

Policy and Regulatory	Social responsibility; government relations activity; company policy; regulatory policy; legal and regulatory compliance; shareholder engagement

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Key Governance Policies

Clawback Policy

To help support accountability among our management team, the Board has adopted a specific clawback policy which provides for the forfeiture and recoupment of certain executive compensation in the event of a required accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. This policy is effective as of March 24, 2023 and applies to incentive compensation that is approved, awarded or granted to executive officers on or after that date. Under it, the Board or the Compensation Committee will, subject to certain limited exceptions, recover the excess of the incentive compensation received by the executive officer based on erroneous data over the incentive compensation that would have been received by the executive officer had it been based on the restated results.

In addition, if an executive officer has engaged in intentional misconduct that the Company determines, in its sole discretion, contributed to the award or payment of incentive compensation to them that is greater than would have been paid or awarded in the absence of misconduct, the Company may take other remedial and recover action, as determined by the Board to recover such excess amounts.

Executive and Director Stock Ownership and Holding Policy

The Company has in place a stock ownership and holding policy to better align the interests of the our executive officers and non-employee directors with the interests of shareholders and further promote our commitment to sound corporate governance, which the Board administers, interprets, and construes.

Under the policy, our executive officers are required to own Lifeway Common Stock valued at 200% of their annual base salary. Unless an executive officer has satisfied his or her applicable minimum ownership level, the executive officer is required to retain an amount equal to 50% of the net shares received as the result of the exercise, vesting, or payment of any equity awards granted to him or her. Thereafter, executive officers are required to (i) retain 25% of all such net shares, and (ii) continuously own sufficient numbers of shares to satisfy the minimum ownership requirement once attained, for so long as they remain executive officers. The individual minimum level for each executive officer is initially calculated using the executive officer’s base salary as of the date the person is first appointed as an executive officer. The Board recalculates and evaluates compliance on each January 1st and July 1st.

The policy also requires each non-employee director to own Lifeway Common Stock valued at 200% of the annual retainer payable to such director. The policy provides that if Lifeway awards shares to non-employee directors, those directors must retain 50% of all net shares (post tax) that vest until the director meets the minimum share ownership requirement and 25% of all such net shares thereafter. This individual minimum level is then recalculated each year when a non-employee director is elected or re-elected to the Board. Our policy requires non-employee directors to whom we award shares to continuously own sufficient numbers of those shares to satisfy the requirements once attained for so long as they remain members of our Board. The Board recalculates and evaluates compliance on each January 1st and July 1st.

Shares that count toward satisfaction of the stock ownership requirements for executive officers and directors include the following: (i) vested shares held outright or beneficially owned by the executive officer or director, regardless of how acquired; (ii) vested shares held by the spouse or dependent children of the executive officer or director; (iii) vested shares held in trust for the economic benefit of the executive officer or director, or the spouse or dependent children of the executive officer or director; (v) vested shares held in a 401(k), IRA, or other retirement plan. The following do not count towards satisfaction of the stock ownership guidelines: (i) unvested shares of any type; (ii) shares subject to pledge as collateral for a loan or in a margin account; (iii) unexercised stock options (whether vested or unvested); and (iv) vested incentive performance awards that are settled in cash rather than equity.

Exceptions to these share ownership and holding requirements may be made at the discretion of the Board if compliance would create severe hardship or prevent an executive officer or director from complying with a court order, such as part of a divorce settlement. The Board expects these instances will be rare. If an exception is granted in whole or in part, the Board will, in consultation with the affected executive officer or director, develop an alternative stock ownership guideline for that individual that reflects both the intention of the policy and that individual’s circumstances.

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During fiscal year 2022, Ms. Julie Smolyansky satisfied the executive officer stock ownership requirements, and Mr. Hanson and Ms. Feldman were progressing toward attaining their applicable requirements. Ms. Levy, Ms. McWhorter, Mr. Scher, Mr. Sikar and Ms. Ludmila Smolyansky satisfied the non-employee director ownership requirements during fiscal year 2022, and Mr. Dalto and Mr. Sanchez were progressing toward attaining the applicable requirements.

The ownership levels of our named executive officers and directors are set forth in Item 12 “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” below. The stock ownership and holding policy described above prescribes the amount and length of time executives or directors have to hold their stock after exercise or vesting.

Insider Trading Policy and Rule 10b5-1 Sales Plans

Consistent with our Corporate Governance Guidelines, we have an insider trading policy that prohibits our officers, directors, and other employees and persons from engaging in, among other things, short sales; hedging of stock ownership positions; trading in options, puts, calls, or other derivative instruments relating to Lifeway’s common stock; or buying Lifeway common stock on margin. Our policy also prohibits pledging Lifeway’s common stock as collateral for a loan without prior approval of Lifeway’s designated compliance officer and the Board. Our insider trading policy does permit our officers, directors, and employees to enter into trading plans complying with Rule 10b5-1 under the Exchange Act.

4.       LIFEWAY’S BOARD OF DIRECTORS

Board Leadership Structure

The Board believes that our shareholders are best served if the Board retains flexibility to decide what leadership structure works best for us under our current facts and in our current circumstances. After each Annual Meeting, the Board reviews, considers and appoints a Chairperson of the Board.

Since 2002 and until 2022, we maintained separate positions of Chairperson of the Board and Chief Executive Officer. Our Chairperson of the Board is currently our CEO. In 2018 we established the position of Lead Independent Director. Our CEO has primary responsibility for our day-to-day leadership and strategic direction, and our Chairperson facilitates oversight of management, promotes communication among management and between management and the Board, and sets and maintains Board culture. Pursuant to Board policy, the chairperson of the Audit and Corporate Governance Committee also serves as the Board’s Lead Independent Director. If our Chairperson is not independent, as is currently the case, the Lead Independent Director presides over meetings of independent directors, and fulfills certain functions of the Chairperson instead of the Chairperson. The Chairperson (or the Lead Independent Director if the Chairperson is not an independent director) may provide input on the design of the board itself, and may require Board consideration of, and the Board may override the CEO on, any risk matters. Periodically, our Audit and Corporate Governance Committee assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served.

Currently, Julie Smolyansky serves as Chairperson of the Board. She is also our Chief Executive Officer. Jason Scher is our Lead Independent Director. These positions are distinct and can be workable for leaders with a complementary array of skills, knowledge, and abilities. We believe that our leadership structure, with an Executive Chairperson of the Board and a Lead Independent Director, is optimal for us because it allocates authority, responsibility, and oversight among management and key Board members. The Board believes having CEO serve in both capacities allows her to more effectively execute the Company's strategic initiatives and business plans and confront its challenges. A combined Chairperson and CEO structure provides the Company with decisive and effective leadership with clearer accountability to our stockholders and customers. The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board and the independent leadership provided by our Lead Independent Director.

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Lead Independent Director Responsibilities

In addition to roles discussed above, the Lead Independent Directors’ responsibilities, include, among other things:

•	Establish the agenda for regular Board meetings, including the executive sessions of the independent directors;

•	Have the authority to call meetings of the independent directors and establish the agenda for meetings of the independent directors;

•	Lead the Board in putting forth its expectations for “tone at the top;”

•	Meet regularly with the Chairperson and serve as liaison between the Chairperson and the independent directors;

•	Facilitate effective and candid communication to optimize Board performance;

•	Lead the annual evaluation of the Chairperson and Chief Executive Officer and the evaluation of the performance and effectiveness of the Board;

•	Monitor and coordinate with the Chairperson on appropriate governance issues and developments;

•	Be available as appropriate for consultation and direct communication with major shareholders;

•	Advise and meet with the Chairs of each Committee of the Board as needed to assist with the fulfillment of each such Committee Chair’s responsibilities to the Board; and

•	Perform such other duties as the independent directors may from time to time designate.

Board Composition

Our Board is committed to diversity of experience, gender, race and ethnicity, and seek to ensure that there is diversity of thought among our directors. Our Board believes that its directors should be of a diverse group of individuals who have broad experience and the ability to exercise sound business judgment. The Company believes that diversity of thought stems from many factors including professional experience, life experience, socio-economic background, gender, race, ethnicity, religion, skill set, and geographic representation. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, abilities, and shareholder and community representation that will allow the board to fulfill its responsibilities.

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self identifies as either an under-represented minority or LGBTQ+. The Board Diversity Matrix below presents the board’s diversity statistics in the format prescribed by the Nasdaq rules.

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The Board seeks to include members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business. The Board’s current composition demonstrates our success in building such a group:

Board Diversity Matrix (As of April 17, 2023)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	4
Part II: Demographic Background*
African American or Black	1	1
Alaskan Native or Native American
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	3	2
Two or More Races or Ethnicities
Other (Race or Ethnicity)
LGBTQ+
Did Not Disclose Demographic Background

*Additionally, one director disclosed that they are permanently disabled and one director disclosed that they are a former Ukrainian refugee.

Information About Our Nominees

Julie Smolyansky, Chief Executive Officer, President, Secretary and Director

Age: 48 Director Since: 2002	Board Leadership Roles: • Chairperson

JULIE SMOLYANSKY was appointed as a Director and elected President and Chief Executive Officer of Lifeway by the Board to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She was appointed as Secretary effective as of January 1, 2020. She is a graduate with a bachelor’s degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as Lifeway’s Director of Sales and Marketing. Ms. Smolyansky also served as Lifeway’s Chief Financial Officer and Treasurer from 2002 to 2004. Under her leadership, Lifeway has brought its products into the mainstream, boosted annual revenues tenfold, and expanded distribution throughout the United States, Mexico, the United Kingdom, and Ireland, as well as portions of Central and South America and the Caribbean. She has been named to Fortune Business’s ‘40 under 40,’ Fortune’s 55 Most Influential Women on Twitter and Fast Company’s Most Creative People in Business 1000. She holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky (Director), and sister of Edward Smolyansky (Former Chief Operating Officer of the Company). The Smolyansky family maintains a controlling interest in the Company, and the Board believes it is appropriate to provide for continuity of the representation of the Smolyansky family on the Board as a component of Lifeway’s succession planning strategy. Ms. Smolyansky has served as Chairperson of the Board since August 2022.

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Key Attributes, Experience and Skills:

Ms. Smolyansky brings to the Board over twenty years of extensive experience in the dairy and consumer packaged goods industries including advertising; marketing and communications; public relations; digital, social, and event marketing; and consumer insights. Ms. Smolyansky provides the Board with unique perspectives and invaluable, in-depth knowledge of Lifeway, including strategic growth opportunities; personnel; relationships with key customers and suppliers; competitive product positioning; history; Company culture; and all other aspects of Lifeway’s operations. As the Chief Executive Officer of a publicly traded company, Ms. Smolyansky brings experience working with the investor community and financial institutions. In addition, as a member of our founding family, Ms. Smolyansky is a recognized and prominent visionary and leader in the dairy and probiotic products industry with an in-depth knowledge of manufacturers, distributors, and retailers across all of our channels of distribution.

Juan Carlos (“JC”) Dalto, Director

Age: 59 Director Since: 2022	Board Leadership Roles: • Independent Director

JC DALTO was elected as a Director of the Company in August 2022. He has over 30 years of experience in the agriculture and food and beverage industries. In 2000, Mr. Dalto became the CEO of Danone in Portugal, in 2002 the President and CEO of Danone in Italy, and in 2004 the Chairman, President and CEO of Danone North America - The Dannon Company, Inc. He has gone on to hold Director, Country/Regional President and CEO positions at numerous international corporations, such as Danone, The Pillsbury Company, Kraft Foods and Stonyfield Farm. From 2012 to 2015, Mr. Dalto served as Chief Executive Officer of JDE Brazil (formerly, D.E. Master Blenders 1753). From 2017 to 2020, Mr. Dalto served as Chief Executive Officer of Savencia Fromage & Dairy Latin America. Mr. Dalto served as the President of Dole Sunshine Company - Dole Packaged Foods LLC, Americas from January 2021 through September 2022, where he worked on a movement toward zero fruit loss and zero fossil-based plastic packaging by 2025, and net zero carbon emissions by 2030. From October 2022 through present Mr. Dalto has served as the Chief Executive Officer of Savencia Fromage & Dairy, Americas. Mr. Dalto serves on the boards of directors of Milkaut S.A., Argentina. Mr. Dalto has extensive experience in de-commoditizing agri-business derived foods and drinks into added-value, functional, nutritional, health and wellness products, and has executed on sustainable and profitable growth business models in his previous roles. Mr. Dalto previously attended the Buenos Aires Institute of Technology and has post-graduate degrees from the University of Michigan and the London Business School. Mr. Dalto is also a certified Professional Coach from Integral Coaching Canada and has organized and led campaigns leading to Global Environmental Change in Latin America.

Key Attributes, Experience and Skills:

Mr. Dalto’s has deep industry, brand management and growth experience in the consumer-packaged goods sector. His business insights as a Board member will provide significant value to the Lifeway brand and support the Lifeway mission to grow profitably, sustainably and consciously and make Mr. Dalto well qualified for service on our Board.

Jody Levy, Director

Age: 44 Director Since: 2020	Board Leadership Roles: • Independent Director • Member, Audit and Corporate Governance Committee • Member, Compensation Committee

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JODY LEVY was elected as a director of Lifeway to fill a vacancy on the Board on February 11, 2020. Ms. Levy is an entrepreneur, having founded many different types of companies. She has also acted as chief executive officer of companies at all stages of development from inception to operating with $200mm in annual revenue. In 2013, Ms. Levy founded World Waters, LLC, the parent company of WTRMLN WTR and served as its Creative Director and Chief Executive Officer from founding until the company’s sale in 2020. Ms. Levy is currently the chief executive officer and a director of Summit Group Endeavors LLC (since January 2021) and Summit Series LLC (since September 2020), related companies that produce annual ideas conference for the thought leaders of our time. Since January 2021, Ms. Levy has also been a director of Summit Junto LLC, an entity related to Summit Group Endeavors LLC and Summit Series LLC, which produces global events. In 2020, Ms. Levy founded, and has since served as chief executive officer of LabElymental, a company that helps people get healthy and happy, and NeroPraxis, a mind repatterning meditation app. As chief executive officer of companies at all stages of development, Ms. Levy has lead all departments within a company and understands the department functions and the intersection among them and how to optimize, manage and scale corporate efficiency and production. Ms. Levy has been a partner in, and advisor to, GEM&BOLT Mezcal since 2014. She also served as a director of Pinata, a company that offers a system for data driven task management for work, from 2017 to 2019. Ms. Levy has a Bachelor of Arts from School of the Art Institute of Chicago. Ms. Levy devotes as much time as necessary to Lifeway business and currently holds no other directorships in any other reporting company.

Key Attributes, Experience and Skills:

Ms. Levy’s breadth of experience in manufacturing, marketing and sale of consumer packaged goods, specifically health foods, as well as her financial expertise, depth of knowledge about all aspects of manufacturing companies and her leadership experience make her well qualified to be a member of our Board.

Dorri McWhorter, Director

Age: 49 Director Since: 2020	Board Leadership Roles: • Independent Director • Audit Committee Financial Expert • Audit Committee Member • Compensation Committee Member

DORRI MCWHORTER was elected as a Director of the Company in August 2020. Ms. McWhorter became CEO of YMCA Chicago in 2021. From 2013 until 2021, Ms. McWhorter was the CEO of YWCA Metropolitan Chicago transforming the organization from a traditional social service organization to 21st Century social enterprise. Increasing impact and organizational sustainability, YWCA Metropolitan Chicago’s operating budget quadrupled. The organization has been an active contributor to many critical initiatives across the region, and under Ms. McWhorter’s leadership, YWCA Metropolitan Chicago expanded its service footprint to 10 new locations, completed seven mergers and acquisitions, implemented paid family leave and developed a retirement plan to include retirement options for thousands of childcare providers and small business owners. Ms. McWhorter led the effort to develop an exchange-traded fund (ETF) for women’s empowerment (NYSE: WOMN) in partnership with Impact Shares, which is the first non-profit investment advisor to develop an ETF product. Ms. McWhorter is a 2019 Inductee in the Chicago Innovation Hall of Fame. Ms. McWhorter is also a Certified Public Accountant (CPA). Prior to joining the YWCA, she was a partner at Crowe Horwath, LLP, one of the largest accounting firms in the U.S. She also held senior positions with Snap-on Incorporated and Booz Allen Hamilton.

Ms. McWhorter serves on the boards of directors of William Blair Funds and Skyway Concession Company (Chicago Skyway), NexPoint Capital, and LanzaTech Global Inc. (NASDAQ: LNZA). She is also active in the accounting profession and serves on the Financial Accounting Standards Advisory Council and having served as a member of the Board of Directors of the American Institute of Certified Public Accountants (AICPA) and a past Chairperson of the Board of Directors for the Illinois CPA Society. Ms. McWhorter also serves as Co-Chair of the Advisory Board of the First Women’s Bank. Ms. McWhorter received a BBA from the University of Wisconsin-Madison, an MBA from Northwestern University’s Kellogg School of Management, and an honorary Doctor of Humane Letters from Lake Forest College.

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Key Attributes, Experience and Skills:

Ms. McWhorter’s breadth of experience in health platforms, and her financial and accounting expertise and business experience as Chief Executive Officer make her a valuable addition to our Board. In addition, Ms. McWhorter has been an operational, team, and project leader; and served as a senior executive, board member and community leader for over twenty years. Her experience has provided her with a broad understanding of the financial, and strategic issues facing health related companies like ours. Her industry and financial experience make her well qualified for service on our Board.

Perfecto Sanchez, Director

Age: 38 Director Since: 2022	Board Leadership Roles: • Independent Director • Member, Audit and Corporate Governance Committee

PERFECTO SANCHEZ was elected as a Director of the Company in August 2022. He is a West Point graduate and decorated U.S Army Veteran with two combat tours to Iraq. He started his corporate career at Kraft Heinz, where he launched MiO Liquid Water Enhancer, which grossed over $100 million in its first year and is regarded as one of Kraft’s most successful innovations to date. In 2013, Mr. Sanchez joined Danone where he led portfolio strategy and trade finance for over half of the dairy portfolio and then ultimately went on to lead the Danone Waters Customer Marketing Team for North America. In 2014, Mr. Sanchez launched his own marketing consulting firm called Keep The Change, a growth consulting initiative with a purpose. At Keep The Change, Mr. Sanchez serves as the chief executive officer and head of growth. He and his team build social impact initiatives across a myriad of different sectors from working with local governments to billion-dollar startups. Mr. Sanchez currently serves on the board of directors at TechTarget Inc. (Nasdaq: TTGT), a publicly traded company, and as an Advisor at International Crisis Group and Build in Tulsa. He is also an Ambassador of Mission Blue, a global coalition aimed at protecting marine life.

Key Attributes, Experience and Skills:

Mr. Sanchez’s has deep industry, brand management and growth experience in the consumer-packaged goods sector. His business insights as a Board member will provide significant value to the Lifeway brand and support the Lifeway mission to grow profitably, sustainably and consciously and make Mr. Sanchez well qualified for service on our Board.

Jason Scher, Director

Age: 48 Director Since: 2012	Board Leadership Roles: • Lead Independent Director • Chairperson, Audit and Corporate Governance Committee • Audit Committee Financial Expert • Chairperson, Compensation Committee

JASON SCHER was elected as a Director of the Company in July 2012. Mr. Scher is a principal at JAMP, LLP, an angel investment fund. From 2016 to present Mr. Scher has been a principal investor and advisor focused on early-stage companies.  From 2004 until 2016, Mr. Scher was the Chief Operating Officer of Vosges Haut-Chocolat, a leading manufacturer of super premium chocolate and confections in the US. From 2000 to 2004, Mr. Scher was a principal in RP3 Development, a New York based construction management and development company that performed work nationwide. Prior to that, Mr. Scher was employed by COSI Sandwich Bar in their real estate and construction group. Mr. Scher devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

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Key Attributes, Experience and Skills:

Mr. Scher brings manufacturing, financial and strategic experience to the Board, including a record of operational excellence in the food industry, and strategic experience across multiple industries from real estate to retail to the Board. In addition, he has advised a private company board; been an operational, team, and project leader; and served as a senior executive for nearly twenty years. His experience has provided him with a broad understanding of the operational, financial, and strategic issues facing public companies like ours. His industry, operational, and financial experience makes him well qualified for service on our Board.

Pol Sikar, Director

Age: 75 Director Since: 1986	Board Leadership Roles: • Independent Director • Member, Audit and Corporate Governance Committee

POL SIKAR has served as a Lifeway director since our inception in February 1986. He holds a master’s degree from the Odessa State Institute of Civil Engineering in Russia. For more than 40 years, he has been President and a major shareholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

Key Attributes, Experience and Skills:

Mr. Sikar brings a historical perspective to the Board along with executive and entrepreneurial experiences that provide Lifeway with insights into operational and strategic planning, and financial matters. His longtime service and institutional knowledge about Lifeway provide him with a broad understanding of the operational, financial, and strategic issues facing public companies like ours. His executive, operational, and financial experience make him well qualified for service on our Board.

Ludmila Smolyansky, Director

Age: 73	Board Leadership Roles:
Director Since: 2002	• None

LUDMILA SMOLYANSKY was appointed as a Director by the Board to fill a vacancy created by an increase of the maximum number of Directors up to seven and unanimously elected as the Chairperson of the Board in November 2002. Ludmila Smolyansky has been the operator of several independent delicatessen and gourmet food distributorship businesses, and imported food distributorships, and been a leading force in the health food market for over 40 years. Michael Smolyansky, her husband, founded Lifeway and Ms. L. Smolyansky served as our General Manager. In 2010, Ms. L. Smolyansky retired as a Lifeway employee. She continued to serve Lifeway as its Chairperson of the Board until August 2022 and served as a consultant to Lifeway from 2011 until January 2022. Ludmila Smolyansky currently holds no other directorship in any other reporting company. She is the mother of Julie Smolyansky (the Chief Executive Officer of the Company).

Key Attributes, Experience and Skills:

Ms. L. Smolyansky has been nominated for election to the Board pursuant to that certain Settlement Agreement, dated July 27, 2022, by and among the Company, Ms. L. Smolyansky and Edward Smolyansky, as amended on November 7, 2022, which requires that the Board shall take all necessary actions to nominate, submit to shareholders, recommend and solicit proxies for (in a manner no less favorable than its solicitation on behalf of other nominees of the Board) Ms. L. Smolyansky for re-election as director. Ms. L. Smolyansky brings many years of food industry experience, historical perspective, and operational expertise to the Board. Her knowledge qualified her for service on our Board.

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Director Independence

At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee and affirmatively determines whether each director or nominee qualifies as independent. The Board believes that shareholder interests are best served by having a number of objective, independent representatives on the Board. A majority of the current Board, consisting of Mr. Dalto, Ms. Levy, Ms. McWhorter, Mr. Sanchez, Mr. Scher and Mr. Sikar and are “independent directors” as defined in the listing standards of Nasdaq and none of them have relationships to Lifeway that are material to that director’s ability to be independent from management in connection with the duties of a board member.

Each of the Audit and Corporate Governance Committee and the Compensation Committee is composed solely of independent directors. In addition, the Board and each committee have complete and open access to any member of management and the authority to retain independent legal, financial, and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. The Board and each committee also hold regularly scheduled executive sessions of only independent directors to promote discussion among the independent directors and assure independent oversight of management.

Voting for Directors; Director Resignation Policy

Each director must be elected by a majority of the Votes Cast at the Annual Meeting in an uncontested election, or by a plurality in a contested election. If any nominee is not available for election at the time of the Annual Meeting (which we do not anticipate), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of our directors.

Consistent with our Bylaws, under our Board’s policy, any director in an uncontested election who fails to be elected must offer to tender his or her resignation to the Board. The Board nominates for election or re-election as director, and fills director vacancies with, only those candidates who agree to tender their irrevocable resignations upon (i) the failure to receive the required vote at the annual meeting at which they face election or re-election and (ii) Board acceptance of such resignation.

If an incumbent director fails to receive the required vote for re-election in an uncontested election, the Board and the Audit and Corporate Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Audit and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.

Board Meetings and Attendance

The Board typically meets at least quarterly and holds special meetings when necessary. During the 2023 fiscal year, the Board intends to hold at least four regularly scheduled meetings and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors or management) immediately following at least two regularly scheduled Board meetings. During the fiscal year ended December 31, 2022 (the “Last Fiscal Year”), the Board held 13 meetings. All directors standing for re-election who served on the Board during the Last Fiscal Year attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which they served in the Last Fiscal Year except for Mr. Dalto. Mr. Dalto joined the Board on August 31, 2022 with prior obligations conflicting with certain of the Board’s previously scheduled meetings.

Pursuant to our Corporate Governance Guidelines, the Board expects attendance by Directors at Lifeway’s annual meetings. Five of our current directors attended the 2022 Annual Meeting of Shareholders Each of the directors nominated for re-election this year currently intends to attend this Annual Meeting.

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Board Oversight

Shareholders elect the Board to oversee management and to serve shareholders’ long-term interests. Management is responsible for executing strategy, fulfilling our mission, maintaining our corporate culture, creating innovative, healthy probiotic products, establishing accountability and the “tone at the top,” and managing risk. The CEO and CFO together manage compliance risk, and provide regular updates to the Audit and Corporation Governance Committee regarding compliance risks. The Board maintains an active dialogue with management to align our strategy with our goals, manage risk, and help identify key business opportunities in an ever-changing business environment. To support that dialogue, the Board, the Audit and Corporate Governance Committee and the Compensation Committee have access to, meet with, and engage our management team, subject matter experts inside and outside Lifeway, our internal audit function, our auditors, and other external experts and advisors.

At Board and Committee meetings during each year, the Board assesses our business objectives, trends in our business and our markets, policy and regulatory objectives and developments, our financial forecasts, and how Lifeway’s performance aligns with our strategy and goals. The Board looks to the focused expertise of its Audit and Corporate Governance Committee and Compensation Committee to inform its oversight.

The Board’s Risk Oversight

The Board recognizes that although management is responsible for identifying and managing day-to-day risk, the Board and each of its directors play a critical role in the oversight of that risk. The Board implements its risk oversight responsibilities by having management and other advisors provide appropriate briefings and informational sessions on the significant risks that Lifeway faces and how we are seeking to control risk. In some cases, the Audit and Corporate Governance Committee or the Compensation Committee is responsible for oversight of specific risk topics. For example, the Audit and Corporate Governance Committee has oversight responsibility of our internal audit function and risks associated with financial accounting and audits, internal control over financial reporting, and major financial risk exposures and the Compensation Committee manages the risk that compensation incentivizes the desired outcomes and goals of the Company.

Our management team regularly reports to the Board and its committees to discuss short-term, intermediate-term and long-term risks, including liquidity risk, compliance risk, operational risk, reputational risk, strategic and business risk and ESG risk (including, but not limited to, climate change risk). These reports assist in the Board’s oversight of risk management and the ongoing evaluation of management controls. As discussed below, our Audit and Corporate Governance Committee and Compensation Committee each oversee certain areas of risk management. Each committee consists entirely of independent directors and provides regular reports to the Board regarding matters reviewed at their committee meetings. The committees meet regularly in executive sessions with members of senior management with regard to our risk management processes, controls, talent and capabilities. The Board believes that these meetings help promote an effective ongoing risk dialogue between the Board and management.

As highlighted in detail below, the Board has oversight responsibility of risks relating to Lifeway’s compensation policies and practices. At each regular meeting, or more frequently as needed, the Board considers reports from management and the Compensation Committee that provide detail on risk management issues and management’s response. Lifeway believes that its leadership structure promotes effective Board oversight of risk management because management provides the Board, directly and through the Audit and Corporate Governance Committee, the information necessary to appropriately monitor, evaluate, and assess our overall risk management.

Our Board’s Audit and Corporate Governance Committee also oversees policies relating to significant ESG and sustainability matters, and periodically receive updates from the Company’s management regarding significant ESG and sustainability undertakings. Additionally, ESG risks, including climate risk, are included in our risk oversight framework and climate-related risks are currently managed as part of our risk management process.

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The Board’s Compensation Oversight

Led by the Compensation Committee, the Board discharges its responsibilities related to compensation of Lifeway’s executive officers and administers our cash and equity incentive compensation plans. The Board also evaluates non-employee director compensation. In addition, the Board is responsible for conducting a periodic risk evaluation of Lifeway’s compensation practices, policies, and programs.

In 2022, the Compensation Committee engaged the Aon Consulting, Inc. (“AON”) as its independent compensation consultant to advise it on executive officer, senior management and director compensation matters. As part of its engagement in 2022, the Audit and Corporate Governance Committee directed AON to work with our human resources department and other members of management to obtain information necessary for AON to evaluate compensation of executive officers, senior management and directors.

The Compensation Committee tasked AON with developing a compensation strategy for 2022 built on AON’s and the Compensation Committee’s prior work and reflects the compensation philosophy described in this proxy statement. AON reviewed our comparative peer group with management and the Compensation Committee and suggested several refinements to it, which the Compensation Committee approved. Additional information about peer group selection can be found in “Compensation Overview.”

Using the refined peer group, AON analyzed the peer group’s comparative total direct compensation practices and mix of pay against Lifeway’s executive officer total direct compensation practices generally and proposed recommendations regarding the amount and mix of base and incentive compensation to be delivered to our executive officers, senior management team and directors for fiscal year 2022.

During 2022, Aon performed no other services for Lifeway. The Compensation Committee believed that there was no conflict of interest based on any prior relationship with AON. In reaching this conclusion, the Compensation Committee considered the factors set forth in the SEC and Nasdaq rules regarding compensation advisor independence.

The Board’s Management Succession Planning Oversight

One of our Board’s principal duties is to review management succession planning. The Board reviews its management succession plans annually and plans for the development, retention, and replacement of executive officers, including the Chief Executive Officer and Chief Financial Officer. Additionally, the Board oversees the risks and exposures associated with management succession planning. Our Board believes that the directors and Lifeway’s executive officers should collaborate on succession planning and that the entire Board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our culture, and making key management succession decisions.

Management succession is discussed by the Board in regular meetings and in executive sessions of the Board as appropriate. Directors can become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to the Board, and informal meetings.

The Board’s Cybersecurity Oversight

The Board has oversight of risks related to data protection and cybersecurity. Cybersecurity protection is vital to maintaining our operations and the trust of our business and supply chain partners, as well as the general public that buys our products. We must secure our own manufacturing and information technology infrastructure, as well as our sensitive data, from failures, breaches, or cyber incidents. This oversight includes reports to the Board on data protection and cybersecurity matters from senior members of our information technology department, legal department, and internal audit function. The topics covered by these reports include risk management strategies, data protection, ongoing risk mitigation activities, cybersecurity strategy, and governance structure.

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Annual Board and Committee Evaluations

Each year, as required by our Corporate Governance Guidelines and as part of the Board’s oversight responsibilities, our Board and its Committees conduct evaluations to assess their effectiveness and adherence to the Lifeway’s Code of Ethics, Code of Conduct, Corporate Governance Guidelines, policies adopted by the Board, and committee charters, and to identify opportunities to improve Board and committee performance.

Board evaluation – Each Director is given the opportunity to provide an annual evaluation of the performance of the Board and each of its members. The aggregate results are reported to the Board. The report includes an assessment of the Board’s compliance with our Code of Conduct and Code of Ethics, corporate governance guidelines, and policies adopted by the Board, and identification of areas in which the Board could improve its performance.

Committee evaluations – Each Committee member is given the opportunity to provide an annual performance evaluation and reports the results to the Board. Each report includes an assessment of the committee’s compliance with our Code of Ethics, corporate governance guidelines, policies adopted by the Board, the committee’s charter, and identification of areas in which the committee could improve its performance.

Audit and Corporate Governance Committee

To eliminate unnecessary redundancies in our independent committee structure given the size of our company and Board, we have chosen to combine our audit and nominating committees into an Audit and Corporate Governance Committee. The Audit and Corporate Governance Committee, comprised of a majority of the Board’s independent directors, fulfills the Board’s delegated audit and nominating duties as a single, integrated committee.

Mr. Scher serves as the Chairperson of the Audit and Corporate Governance Committee and Lead Independent Director and Ms. Levy, Ms. McWhorter, Mr. Sanchez and Mr. Sikar serve as members of the Audit and Corporate Governance Committee.

The Board has determined that each member of the Audit and Corporate Governance Committee (1) is “independent” as defined by applicable SEC rules and the listing standards of Nasdaq, (2) has not participated in the preparation of our financial statements or those of any of our current subsidiaries at any time during the past three years, and (3) is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, the Board determined that Mr. Scher and Ms. McWhorter are financially literate and financially sophisticated, as those terms are defined under the rules of Nasdaq, and were “audit committee financial experts,” as defined by applicable SEC rules.

During our fiscal year ended December 31, 2022, the Audit and Corporate Governance Committee held 14 meetings (including regularly scheduled and special meetings).

Audit and Corporate Governance

The Audit and Corporate Governance Committee oversees the adequacy and effectiveness of our internal controls and meets with Lifeway’s internal and independent auditors to review these internal controls and to discuss other financial reporting matters. The Audit and Corporate Governance Committee is also responsible for the selection, appointment, compensation, and oversight of both our independent auditors and our internal audit function. Our internal audit function reports directly to the Audit and Corporate Governance Committee, and not management. The Audit and Corporate Governance Committee reviews the financial reporting and accounting principles and standards and the audited financial statements to be included in the annual report. It also reviews the quarterly financial results and related disclosures. Additionally, the Audit and Corporate Governance Committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between and among Lifeway and its officers, directors, employees, and principal shareholders. The Audit and Corporate Governance Committee relies on the expertise and knowledge of management, our internal auditor, and our independent auditor in carrying out these oversight responsibilities.

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Director Nominations

The Audit and Corporate Governance Committee selects, evaluates, and recommends to the Board qualified candidates for election or appointment to the Board, including by identifying individuals qualified to become Board members and members of Board committees; and recommending to the Board director nominees for the next annual meeting of shareholders or for appointment to vacancies on the Board. The Audit and Corporate Governance Committee also provides oversight to management when Lifeway conducts succession planning or searches for individuals to serve as executive officers.

The Audit and Corporate Governance Committee does not have specific minimum qualifications that it believes that a director nominee must meet. However, the Audit and Corporate Governance Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with our direct competitors, suppliers, or vendors; and preferably have experience in our business and other relevant business fields (for example, finance, accounting, law and banking). As a matter of policy, the Audit and Corporate Governance Committee considers diversity together with other factors when evaluating candidates but does not have a specific diversity requirement.

The Audit and Corporate Governance Committee meets in advance of each of our annual meetings of shareholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director. The Audit and Corporate Governance Committee reviews the candidates in accordance with the skills and qualifications set forth in the Audit and Corporate Governance Committee Charter and the rules of the SEC and Nasdaq. The Audit and Corporate Governance Committee evaluates all director nominees on the same basis, regardless of whether the nominee is recommended by a director, management, or a shareholder.

Compensation Committee

The Compensation Committee is a standing committee of the Board. The Compensation Committee’s principal purposes are to review and approve corporate goals and objectives relevant to compensation of the Company’s Named Executive Officers (as defined below), make recommendations regarding compensation for non-employee directors and administer the Company’s incentive and equity compensation plans. The Compensation Committee’s objectives and philosophy with respect to the fiscal 2022 executive compensation program, and the actions taken by the Compensation Committee in fiscal 2022 with respect to the compensation of our Named Executive Officers, are described below in “Compensation Overview.”

The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.

Mr. Scher serves as the Chairperson of the Compensation Committee and Ms. Levy and Ms. McWhorter serve as members of the Compensation Committee.

The Board has determined each member of the Compensation Committee is “independent” as defined by applicable SEC rules and the listing standards of NASDAQ. During our fiscal year ended December 31, 2022, the Compensation Committee held five meetings (including regularly scheduled and special meetings).

Committee Interlocks and Insider Participation

During fiscal year 2022, the Compensation Committee consisted of Mr. Scher, Ms. Levy and Ms. McWhorter. None of these members was, at any time during fiscal year 2022, or at any previous time, a Lifeway officer or employee.

None of Lifeway’s executive officers served as a member of the board of directors or compensation committee of any other entity that has one or more of its executive officers serving as a member of Lifeway’s Board. No member of the Compensation Committee has or had any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K.

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Fiscal Year 2022 Director Compensation

The table below describes the cash and stock award portions of the annual retainer earned or paid to each non-employee director who served in fiscal year 2022. Julie Smolyansky received no compensation for her service as director. We have excluded her from the table because we fully describe her compensation in the “NEO Summary Compensation for Fiscal Years 2022 and 2021” section.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards (2)(3) ($)	All Other Compensation ($)		Total ($)
J.C. Dalto	13,750	30,000	–		43,750
Jody Levy	43,750	30,000	–		73,750
Dorri McWhorter	43,750	30,000	–		73,750
Perfecto Sanchez	13,750	30,000	–		43,750
Jason Scher (4)	68,750	30,000	–		98,750
Pol Sikar	28,750	30,000	–		58,750
Edward Smolyansky (5)	–	–	–		–
Ludmila Smolyansky	13,750	30,000	630,769	(6)	674,519

(1)	Prior to Fiscal Year 2022, directors received annual retainers in advance based on the June-to-June Board service year. In Fiscal Year 2022, based upon Compensation Committee suggestions, the Board adopted a pay for service plan for directors where annual fees to directors are paid quarterly in arrears. Quarterly payments in arrears commenced with the third fiscal quarter of 2022 and are based on the following annual fee schedule.

Non-Employee Director Fee Schedule

Annual Cash Retainer	$27,500
Annual Equity Compensation	$30,000
Committee Chair Retainer	$25,000
Committee Member Retainer	$30,000

(2)	Amounts set forth herein represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.
(3)	Details about the amounts in the “Stock Awards” column are set forth in the table below. One-third of the restricted stock awards to each non-employee director set forth below vest on each of August 31, 2023, 2024 and 2025.

Stock Awards Detail
Name	Vested Stock Award ($)	Restricted Stock Award ($)	Total ($)
J.C. Dalto	–	30,000	30,000
Jody Levy	–	30,000	30,000
Dorri McWhorter	–	30,000	30,000
Perfecto Sanchez	–	30,000	30,000
Jason Scher	–	30,000	30,000
Pol Sikar	–	30,000	30,000
Ludmila Smolyansky	–	30,000	30,000

(4)	Mr. Scher deferred all compensation that would have been paid to him in fiscal year 2022 pursuant to the Company’s 2022 Non-Employee Director Plan.

(5)	Edward Smolyansky ceased being a director on August 31, 2022.

(6)

Of the All Other Compensation, (a) $30,769 represents the annual cash fees paid to Ludmila Smolyansky for her services as a consultant to Lifeway through January 17, 2022 of which $9,615 was paid in 2022 for services rendered in 2021 as a result of payments being made in arrears and the calendar of payment dates; and (b) $600,000 represents final royalty payments. Both relationships are discussed further in the “Certain Relationships and Related Party Transactions” section below. Ms. Smolyansky received retainer fees as a non-employee director following her re-election as director on August 31, 2022. The Amended and Restated Consulting Agreement between the Company and Ludmila Smolyansky, dated December 28, 2020, was terminated as of January 17, 2022. The Endorsement Agreement, dated March 14, 2016, between the Company and Ludmila Smolyansky pursuant to which the royalty payments were made was terminated as of September 6, 2022.

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Certain Relationships and Related Party Transactions

On March 18, 2016, Lifeway entered into a consulting agreement (the “Original Consulting Agreement”) with Ms. L. Smolyansky that was effective January 1, 2016. Under the terms and conditions of the Agreement, Ms. L. Smolyansky provided consulting services to us for which we paid Ms. L. Smolyansky an aggregate of $1,000,000 annually and prorated amounts for periods shorter than a year. On December 28, 2020, Lifeway entered into an amended and restated consulting agreement with Ms. L. Smolyansky (the “Amended and Restated Consulting Agreement”), effective as of December 31, 2020. Under the terms of the Amended and Restated Consulting Agreement, Ms. L. Smolyansky was to provide consulting services with respect to, among other things, our business strategy, international expansion and product management and expansion, and the Company was to provide Ms. L. Smolyansky a $500,000 annual service fee. Additionally, under the Amended and Restated Consulting Agreement, Ms. L. Smolyansky had the opportunity to earn a performance based bonus award of up to $500,000. Ms. L. Smolyansky did not earn any performance based bonus award in 2021 or 2022. The Amended and Restated Consulting Agreement was terminated as of January 17, 2022.

On March 14, 2016, we entered into an endorsement agreement (the “Endorsement Agreement”) with Ms. L. Smolyansky that was effective January 1, 2016. Under the terms and conditions of the Endorsement Agreement, Ms. L. Smolyansky grants an unlimited, perpetual, non-exclusive, worldwide and, except as set forth therein, royalty free, right to use, reuse, publish, reproduce, perform, copy, create derivative works, exhibit, broadcast and display Ms. L. Smolyansky’s name, image and likeness in Marketing Materials (as defined in the Endorsement Agreement). As consideration for such license, we agree to pay Ms. L. Smolyansky a royalty equal to $0.02 for each product or item sold by Lifeway during each calendar month bearing Ms. L. Smolyansky’s first name, last name, or other identifying personal characteristics; provided however that such royalty will not exceed $50,000 in any month and such royalty payments will cease upon the death of Ms. L. Smolyansky.

In 2021, Ms. L. Smolyansky was paid $505,427 pursuant to the Amended and Restated Consulting Agreement of which $5,427 was payment in arrears for services rendered by Ms. L. Smolyansky in 2020 as a result of the calendar of payments and $600,000 pursuant to the Endorsement Agreement. Ms. L. Smolyansky did not receive any retainer fees in her capacity as a non-employee director.

On September 6, 2022, the Company entered into a termination agreement with Ms. L. Smolyansky (the “Endorsement Termination Agreement”) that terminated the Endorsement Agreement as of September 6, 2022. Pursuant to the Endorsement Termination Agreement, the Company paid Ms. L Smolyansky a lump sum payment of $400,000 and Ms. L. Smolyansky agreed that she has no claims against the Company under the Endorsement Agreement.

In 2022, for her service as a non-employee director, Ms. L. Smolyansky earned or was paid $13,750 and was awarded Restricted Stock Units (“RSUs”) valued at $30,000 at the time of award. Of such RSUs, 1,600 will vest on each of August 31, 2023, 2024 and 2025, contingent on Ms. L. Smolyansky’s continued service as a director on each applicable vesting date. No shares will be issued to Ms. L. Smolyansky unless and until Danone provides consent to the issuance as further discussed in the section “Consent by Danone to Equity Issuances.”

On July 27, 2022, the Company entered into a settlement agreement (the “Proxy Settlement Agreement”) with Edward Smolyansky and Ludmila Smolyansky (together, the “Shareholders”), as amended from time to time, that terminated the Shareholders’ potential proxy contest or solicitation with respect to the appointment of new directors to the Company’s Board. Pursuant to the Proxy Settlement Agreement (i) the Board agreed to take all necessary actions to nominate, submit to shareholders, recommend and solicit proxies for (in a manner no less favorable than its solicitation on behalf of other nominees of the Board) Ms. L. Smolyansky for re-election as director at the 2022 Annual Meeting held on August 31, 2022 (the “2022 Annual Meeting”) and delegated to the Audit and Corporate Governance Committee the authority to oversee a review of strategic alternatives for the Company.

On November 7, 2022, the Company, Ms. L. Smolyansky and Mr. Smolyansky amended the Proxy Settlement Agreement pursuant to which Ms. L. Smolyansky and Mr. Smolyansky each agreed, among other things, to (i) grant the Company a right of first refusal, subject to Danone North America Public Benefit Corporation’s (“Danone”) right of first refusal, on substantially similar terms as Danone (ii) extend the standstill and all related terms under the Proxy Settlement Agreement through the date of the 2024 annual meeting of the Company’s shareholders (the “Standstill”), which includes the requirement that the Board take all necessary actions to nominate, submit to shareholders, recommend and solicit proxies for (in a manner no less favorable than its solicitation on behalf of other nominees of the Board) Ms. L. Smolyansky for re-election as director; and (iii) to appear in person or by proxy and vote their respective remaining shares of Common Stock beneficially owned, individually or otherwise, and controlled by either of them and over which they have power and authority to vote during the Standstill (a) in accordance with the recommendations of the Board at any special meeting or annual meeting of the shareholders with respect to any proposal(s) not related to the sale of the Company or all or substantially all of the assets of the Company; and (b) in proportion to the vote of the other shareholders with respect to any proposal relating to any vote on the sale of the Company or all or substantially all of the assets of the Company.

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On September 6, 2022, the Company entered into an agreement (the “Employment Settlement Agreement”) with Edward Smolyansky to settle certain claims related to Mr. Smolyansky’s former employment with the Company. Pursuant to the Employment Settlement Agreement, (i) the Company paid Mr. Smolyansky a lump sum of $100,000, (ii) Mr. Smolyansky agreed to be subject to customary post-employment obligations, including without limitation, an eighteen month non-compete and (iii) Mr. Smolyansky and the Company mutually released each other from all claims related to Proxy Settlement Agreement.

Jason Burdeen, Ms. J. Smolyansky’s spouse, is employed by the Company as the CEO’s Chief of Staff. Mr. Burdeen does not have an employment agreement. In 2022, Mr. Burdeen’s total compensation was $173,142. The Compensation Committee is responsible for determining and approving Mr. Burdeen’s compensation annually.

On April 28, 2022, Mr. Scher, a director, entered into a Restricted Stock Unit Award Agreement and converted the value of all cash and restricted stock compensation that would have been paid to him in fiscal year 2021, or $227,500, into Restricted Stock Units on the terms set forth in the Restricted Stock Unit Award Agreement, which may be settled in cash or, if approved by the Company’s stockholders, common stock. The Company’s stockholders approved the issuance of common stock as settlement of the Restricted Stock Units at the Company’s annual meeting held on August 31, 2022.

On November 7, 2022, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Ms. L. Smolyansky, to purchase 850,340 shares of Lifeway common stock for $3,996,598 from Ms. L. Smolyansky, Board of Director member. The shares were repurchased during the fourth quarter of 2022. Pursuant to the Stock Purchase Agreement, the Company and Ms. L. Smolyansky have agreed, among other things, that (i) Ms. L. Smolyansky will sell the shares at a purchase price of $4.70 per share, which represents a twenty percent (20.0%) discount to the average closing price of the common stock on Nasdaq over the five (5) trading day period ended on the trading day immediately preceding the date of the Stock Purchase Agreement and (ii) Ms. L. Smolyansky will use a portion of the proceeds to satisfy in full certain obligations of Ms. L. Smolyansky, which are secured by previously disclosed pledges of common stock, causing all such pledges to be released. The purchased shares will be held in treasury by the Company.

We have determined that there were no related party transactions in excess of $120,000 since January 1, 2022, or currently proposed, involving Lifeway except as discussed above.

Legal Proceedings

On April 14, 2023, the Company filed a lawsuit against Ludmila Smolyansky, a current director of the Company (“Ms. L. Smolyansky”), and Edward Smolyansky, a former director and executive officer of the Company (“Mr. Smolyansky,” and together with Ms. L. Smolyansky, the “Defendants”) in the Circuit Court of Cook County, Illinois. The Company alleged, among other claims, that the Defendants breached their contractual obligations under the Proxy Settlement Agreement, the Employment Settlement Agreement between the Company and Mr. Smolyansky and the Endorsement Termination Agreement between the Company and Ms. L. Smolyansky (collectively, the “Agreements”), as applicable, by publicly making statements which negatively commented upon the Company, including the Company’s corporate activities, Board and management and submitting what was purported to be an alternate slate of director nominees for consideration at this Annual Meeting in violation of the Proxy Settlement Agreement. The Company is seeking specific performance of the Agreements and recovery of at least $100,000 from Mr. Smolyansky and at least $400,000 from Ms. L. Smolyansky.

Information about Current Directors and Executive Officers

Information about Julie Smolyansky, JC Dalto, Jody Levy, Dorri McWhorter, Perfecto Sanchez, Jason Scher, Pol Sikar and Ludmila Smolyansky can be found above in the section “Information about our Nominees.”

Eric Hanson, Chief Financial Officer and Treasurer

Age: 48 Executive Officer Since: 2018

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ERIC HANSON is our Chief Financial and Accounting Officer and Treasurer. Mr. Hanson has served as our Chief Accounting Officer since May 2018, and as our Corporate Controller since July 2016. He also served as our interim Chief Financial Officer from May 2018 through August 2018 before we permanently appointed him to that position in November 2018. Prior to joining Lifeway, he served as Director of External Reporting for The Azek Company in Skokie, Illinois from 2014 through July 2016; and as Audit Manager for Deloitte & Touche, LLP in Chicago, Illinois from 2012 through 2014. He also held various senior financial positions with Crowe Horwath from 2003 through 2012 and has over 20 years of financial reporting experience. Mr. Hanson holds a Bachelor of Science in Finance from the University of Illinois and an MBA from Northwestern University’s Kellogg School of Management.

Amy Feldman, Senior Executive Vice President, Sales

Age: 47 Executive Officer Since: 2018

AMY FELDMAN is our Senior Executive Vice President of Sales. Amy previously held the top sales executive position for Lifeway Foods from 2009 through 2011. She returned to Lifeway effective October 31, 2018. Ms. Feldman has spent over 20 years in the food industry building business, brands, and teams, specifically within the fresh and natural foods arena. From 2017 through 2018, she served as the Senior Executive Vice President of Sales at Next Phase Enterprises, a club and mass channel food sales firm. From 2015 through 2017, Ms. Feldman was Vice President of Sales, Channel Development for Mondelez International’s Enjoy Life Foods subsidiary where she was responsible for developing strategy and introducing the brand through various trade channels such as foodservice, e-commerce, small format, and international. Prior to joining Enjoy Life, she was the Vice President of Sales, Independent Grocery Channel for Chicago-based KeHE Distributors from 2011 through 2015. Amy began her career at Sara Lee and holds a Bachelor in Business Administration in Food Marketing from Western Michigan University, an MBA from Golden Gate University, and a Culinary Certificate from Kendall College.

Shareholder Engagement with Our Board

Communication with the Board

Lifeway’s annual meeting of shareholders provides an opportunity each year for shareholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. At any time, shareholders who wish to contact the Board or any committee of the Board, or any individual director or group of directors may do so by sending such written communications to:

Corporate Secretary

c/o Legal Department

Lifeway Foods, Inc.

6431 Oakton St.

Morton Grove, IL 60053

The Corporate Secretary will collect and organize any copies of written communications that we receive and provide them to the Board or the relevant director unless the Corporate Secretary or Assistant Secretary’s determines that they are inappropriate for submission to the intended recipient(s). Examples of shareholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to Lifeway’s business, or communications that relate to improper or irrelevant topics. The Corporate Secretary or Assistant Secretary or their designees may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Lifeway employees or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning possible director nominees submitted by any of our shareholders will be forwarded to the independent directors of the Board.

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Director Recommendations by Shareholders

Consistent with the Board’s Corporate Governance Guidelines, the Board will consider any candidates recommended by shareholders on the same basis that it considers recommendations from other sources. The recommendation must, at a minimum, include evidence of the shareholder’s ownership of Lifeway stock, along with the candidate’s name and qualifications for service as a Board member, and a document signed by the candidate indicating the candidate’s willingness to serve, if elected. The Board and our Audit and Corporate Governance Committee will evaluate such recommendations in accordance with the Audit and Corporate Governance Committee’s charter, the Bylaws and the director nominee criteria described above. In considering a candidate submitted by shareholders, the Board will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, just as with recommendations from other sources, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase number of directors on the Board.

Website Access to Corporate Governance Documents

We have adopted a Code of Conduct applicable to all members of the Board, executive officers, and employees and a Code of Ethics applicable to all members of the Board and executive officers, including our principal executive officer and principal financial officer. The Corporate Governance Guidelines, the Code of Conduct, the Code of Ethics, committee charters, and other corporate governance documents are available on our available on our website at www.lifewaykefir.com. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We intend to disclose on our website any amendments to, or any waivers under, the Code of Ethics that are required to be disclosed by the rules of the SEC or Nasdaq.

5.       NAMED EXECUTIVE OFFICER COMPENSATION

Compensation Overview

Although SEC rules do not require smaller reporting companies to include a Compensation Discussion and Analysis in their Form 10-K or proxy statement, Lifeway believes that additional information beyond that required by smaller reporting companies is beneficial to shareholders. Accordingly, we have elected to voluntarily disclose additional information in order to provide shareholders with information regarding current executive compensation.

Through discussions with shareholders, we have learned that our investors favor compensation plans for our executives tied to specific performance measures that incentivize long-term performance and value creation. In 2019, only 52.5% of the votes cast supported our Say on Pay Proposal. In 2022, 95.6% of the votes cast on the Say on Pay Proposal were cast for approval, on a non-binding advisory basis, of the compensation paid to our named executive officers in 2021.

This Compensation Overview explains our overall compensation philosophy, describes the material components of our executive compensation programs, and details the determinations made by the Board and our Compensation Committee for the compensation awarded to the Company’s Chief Executive Officer and its two other most highly compensated individuals who were serving as executive officers at the end of the last fiscal year, for services rendered in all capacities during the last fiscal year (the “Named Executive Officers” or “NEOs”) for fiscal 2022. Our NEOs as of December 31, 2022 were:

Name	Age	Officer since	Title
Julie Smolyansky	47	2002	Chief Executive Officer, President and Secretary
Eric Hanson	48	2018	Chief Financial and Accounting Officer and Treasurer
Amy Feldman	47	2018	Senior Executive Vice President – Sales

The tables that follow this Compensation Overview contain specific data about the compensation earned by our NEOs for fiscal 2022. The discussion below is intended to help readers understand the detailed information provided in the compensation tables and put that information into the context of our overall executive compensation program.

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Our Compensation Committee assists our Board by discharging responsibilities relating to the compensation of our executive officers, including our NEOs. The Compensation Committee currently has responsibility over certain matters relating to the competitive compensation of our executive officers and directors as well as matters relating to equity-based plans. Our Compensation Committee is composed solely of independent directors. Current members of our Compensation Committee are Mr. Scher, Ms. Levy and Ms. McWhorter. Each member of our Compensation Committee is independent, in accordance with the criteria of independence set forth in Rules 5605(a)(2) and 5605(d) of the Nasdaq Listing Rules and Rules 10C-1 and 16b-3 of the Securities Exchange Act of 1934. We believe that their independence from management allows the members of the Compensation Committee to provide unbiased consideration of performance reviews, peer group data, and various elements that could be included in an executive compensation program for which the Compensation Committee is responsible. We believe that independent directors are able to apply independent judgment about which elements best achieve our compensation objectives.

Executive Compensation Philosophy

We actively recruit, train, and retain talented employees to understand, manage and operate our unique production process for kefir, which is not widely known, requires some specific knowledge and skills to perform and to support and to manage the sales, communications, marketing, and other activities of the Company. We have built our management team through promotion and recruiting that limits the risks posed by the loss of any particular executive officer or vice president and provides for a smooth transition of responsibilities in the case of such loss. Training and retaining our employees allow for a smooth transition of the workload and responsibilities of any manager who leaves the Company. Past departures of members of our management team are limited and when they have occurred have caused no issues for production, distribution, or sales of our products. We consider, among other factors, our specific challenges, and achievements along with our financial performance and growth when evaluating executive officer compensation.

Our executive compensation program is based on the following objectives:

•	Balancing compensation program elements and levels that attract and motivate talented executives with forms of compensation that are performance-based and/or aligned with shareholder interests and the promotion of growth in Lifeway business and value;

•	Setting target total direct compensation (base salary, annual incentives, and long-term incentives) and related performance requirements for executives by reference to compensation ranges for peer group companies that are similarly situated to Lifeway; and

•	Appropriately adjusting total direct compensation to reflect the performance of each executive over time (as reflected in individual annual goals) as well as our annual and long-term business performance (as reflected in various corporate financial performance goals).

Pursuant to the powers granted to the Compensation Committee in its charter, the Compensation Committee reviews the then current compensation for executive officers, compensation processes, the then current compensation philosophy of the Company, the companies that comprised our peer group and reports and advice from our compensation consultants. Based on these reviews, the Compensation Committee

•	revised and approved the peer group companies;

•	made changes to the processes of setting and paying compensation, including salaries and bonuses, to our Named Executive Officers;

•	further adjusted compensation setting processes to ensure it receives objective market data and reviews of performance of our Named Executive Officers from independent sources.

The Compensation Committee reviews our compensation design and philosophy on an annual basis to ensure that our executive compensation program continues to evolve to support our strategy and objectives and aligns with our shareholders’ interests. In 2022, the Compensation Committee revised our compensation design to add longer term incentive awards, including both restricted stock units (“RSUs”) and performance share units (“PSUs”). To increase retention RSU vesting is time-based and requires that awardees remain employed by the Company through a vesting date to receive their awards. The Compensation Committee, in order to help incentivize Company growth over the next three years and further align our NEOs’ interests with the shareholders, determined to award PSUs in 2022 which will only be paid if the Company meets financial goals over the next three fiscal years and the awardee is employed on the vesting date in 2024.

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Additional discussion of changes to our compensation setting process, procedures and formats can be found above, under “Proposal 3: Non-Binding Advisory Vote on Executive Compensation.”

Role of the Compensation Committee

The Compensation Committee followed the below process and practice as closely as possible when setting executive compensation levels:

•	The Compensation Committee reviews and adjusts base salaries, if necessary, based on its review of the competitive analysis prepared by Aon, changes in title and/or job responsibilities, results of performance reviews and/or changes in our performance or financial condition, and other factors discussed in this Compensation Overview. As part of the evaluation process, the Compensation Committee solicits comments from management and employees and may consult the other disinterested Board members and its independent compensation consultant. Additionally, the executive officers have an opportunity to provide input regarding their contributions to Lifeway’s performance and achievement of any individual goals for the period being assessed.

•	Incentive compensation for executive officers is approved by the Compensation Committee for each fiscal year. After the end of the relevant fiscal year for which incentive compensation was set, the Compensation Committee certifies Lifeway’s achievement of financial performance goals, if met, for that prior fiscal year and determines the level of incentive compensation awards for its executive officers earned based on such achievement, if any.

•	Pursuant to its charter, the Compensation Committee has been delegated all Board authority to review performance of, and set the base salary and incentive awards for, employees and consultants who are family members of any director or executive officer of the Company, including Julie Smolyansky. In accordance with its charter, the Compensation Committee reviews performance and recommends for Board approval the base salary and incentive awards for each other executive officer, including Mr. Hanson and Ms. Feldman, and vice presidents other than those who are family members of a director or executive officer for whom authority is specifically delegated to the Compensation Committee.

•	Separate from the corporate goals which provide performance measures for incentive awards, the Compensation Committee establishes individual performance goals and objectives for each executive officer. Such goals and objectives are tracked by the human resources department, which provides additional information to the Compensation Committee when reviewing individual responsibilities and performance. The Compensation Committee’s compensation consultant typically provides input and recommendations to the Committee as well. The Compensation Committee then determines the performance goals and objectives for the current fiscal year.

•	The Compensation Committee also has the discretion to make equity-based and cash-based grants under the 2022 Omnibus Plan to eligible individuals for purposes of compensation, retention, or promotion, and in connection with commencement of employment.

•	The Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion.

The Compensation Committee is authorized to retain and terminate, without Board or management approval, the services of an independent compensation consultant to provide advice and assistance. The Compensation Committee has the sole authority to approve the consultant’s fees and other retention terms. The Chairperson of the Compensation Committee reviews, negotiates, and executes any engagement letters with compensation consultants engaged by the Compensation Committee. All compensation consultants will report directly to the Compensation Committee.

Role of our Compensation Consultant

The Compensation Committee engaged Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), an independent compensation consultant, to conduct a comprehensive review and analysis of our executive and non-employee director compensation programs and to make recommendations for compensation related to fiscal 2022. Aon does not perform any other work for the Company. The Compensation Committee reviews the independence of Aon in light of SEC rules and Nasdaq listing standards regarding compensation consultants. The Compensation Committee has reviewed the level of services provided to Lifeway by Aon and does not believe the services give rise to a conflict of interest or compromise Aon’s independence in advising the Compensation Committee in 2022.

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The 2022 Compensation Program Design

Elements of Compensation

For the year ended December 31, 2022, the compensation for our named executive officers generally consisted of a base salary, cash bonus opportunities, and equity awards. These elements (and the amounts of compensation opportunity under each element) were selected because we believe they are market prevalent and competitive elements of compensation and necessary to help us retain our executive talent and attract new executive talent when necessary. We believe that our compensation program also incentivizes our employees to achieve challenging goals and a high level of performance despite many external economic factors that may impact total company performance.

Below is a more detailed summary of the current executive compensation program as it relates to our NEOs.

Base Salaries

The NEOs receive a base salary to compensate them for the services they provide to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. As previously disclosed above, the Compensation Committee has changed the process, quality and amount of information gathered in the process of compensation setting. The salaries of the NEOs are summarized below.

NEO	2021 Base Salary	2022 Base Salary	% Change in Base Salary
Julie Smolyansky	$1,000,000	$1,000,000	0%
Eric Hanson	$325,000	$350,000	7.7%
Amy Feldman	$300,000	$325,000	8.3%

The actual salaries paid to each named executive officer for 2022 are set forth below this Compensation Overview in the Summary Compensation Table in the column entitled “Salary.”

2022 Annual Incentive Plan

The incentive awards available to the NEOs were adjusted to provide increased total compensation and an increased portion of total compensation tied to Company performance over the long term.

For fiscal 2022, our NEOs were eligible to receive annual cash incentive awards under the 2022 Omnibus Plan (as defined below) based on financial performance of the Company. The 2022 award cycle had a one-year performance period and payouts were based on a percentage of base salary and achievement of a targeted goal of earnings before interest, income taxes, depreciation and amortization as adjusted for non-recurring or non-operational expenses such as stock-based compensation, gain/loss on sale of equipment, deferred revenue, and gain/loss on investments prior to payment of bonuses to employees (“Adjusted EBITDA”) and a minimum Net Revenue threshold (the floor), each set by the Compensation Committee.

The Compensation Committee set the minimum threshold Net Sales goal (floor) that had to be achieved in order for any bonus to be funded for the year at $115 million and the target Net Revenue level at $120 million. Actual Net Revenue was $141.5 million, exceeding the minimum and target thresholds.

Once the Net Revenue funding trigger was met, if the targeted level of Adjusted EBITDA was also met as determined by the Compensation Committee, the target cash bonus was paid. Performance above target results in a payout of a higher percentage of salary. Performance below target results in a lower bonus payout, or no payout if the minimum threshold (floor) of Adjusted EBITDA or Net Revenue was not met. 100% of the annual incentive award is based on financial performance of the Company.

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The table below shows, for each NEO who received an award, the target and maximum annual incentive award, the threshold, target, stretch and maximum expectation with respect to Adjusted EBITDA financial performance and the actual bonus payout for 2022. The financial goals used to determine NEO bonus funding are identical to those used to fund bonuses for other bonus-eligible executives and employees. The award calculation is interpolated on a sliding calculation, not a cliff achievement at each level.

NEO	Financial Performance (Adjusted EBITDA in thousands)				Actual Performance (in 000’s)	Actual Award (in 000’s)
	Minimum	Target	Stretch	Maximum	Adj. EBITDA
	$5,000	$7,000	$9,500	$11,250
	Cash Award at Financial Performance Level (in thousands)
Julie Smolyansky	$400	$800	$1,000	$1,600	$9,696	$1,067
Eric Hanson	$63	$123	$193	$245	$9,696	$198
Amy Feldman	$59	$114	$179	$228	$9,696	$184

Actual Adjusted EBITDA performance was approximately 39% above target, resulting in actual cash incentives above target as well for each NEO. The Compensation Committee determined this level of annual cash incentive was earned based on exceeding the target and stretch levels of financial performance set for the fiscal year.

The Compensation Committee believes Adjusted EBITDA is a transparent and accurate way to measure the Company’s performance because it reflects non-recurring or non-operational expenses such as stock-based compensation, gain/loss on sale of equipment, deferred revenue, and gain/loss on investments. The use of Net Revenue aligns with expansion through introduction of new products and growth of existing products ensuring our leaders are accountable for driving long term profitability and sustainability of the Company.

Long Term Incentive Plan

On August 31, 2022, the Company’s shareholders approved and we maintain the Lifeway Foods, Inc. 2022 Omnibus Incentive Plan (the “2022 Omnibus Plan”). The 2022 Omnibus Plan provides eligible participants (including our NEOs) the opportunity to participate in equity programs and incentivize them to work towards the long-term performance goals of Lifeway. We believe that a mix of restricted stock units (“RSUs”) and performance share units (“PSUs”) function as a compelling incentive and retention tool as well as motivation to achieve challenging goals and high performance for a multiple year period.

RSUs

As described in further detail in the Outstanding Equity Awards at Fiscal Year End Table and related footnotes below this Compensation Overview, the following table sets forth restricted stock unit (“RSU”) awards granted under the 2022 Omnibus Plan to our NEOs in 2022 as part of our long-term incentive plan,

NEO	RSUs
Julie Smolyansky	40,000
Eric Hanson	7,466
Amy Feldman	6,066

The number of RSUs awarded was calculated by dividing the award value by the fair market value on the date the award was approved. One-third of the RSUs will vest on each of August 31, 2023, 2024 and 2025, subject to the NEO’s continued service through the applicable vesting date. No shares will be issued to Ms. Smolyansky unless and until Danone provides consent to the issuance as further discussed below.

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PSUs

Beginning in 2022, our Compensation Committee made annual grants of PSUs to our NEOs and certain other members of senior management. The PSUs entitle the participants in the plan to earn shares of common stock upon the attainment of certain performance goals over the three-year performance period.

PSUs are earned at the end of a three-year performance period based on the achievement of performance goals with respect to Cumulative Revenue and Adjusted EBITDA, both weighted equally.

Each metric has a threshold, target and maximum performance achievement level and associated payout. If our performance meets or exceeds the performance threshold, then a varying number of shares from the threshold (50% of the target number of shares) up to the maximum (150% of the target number of shares) may be earned. No shares are earned if the performance threshold is not met.

The PSUs vest and become issuable to the employee at the end of the three-year performance measurement period.

Employees forfeit their PSUs if they are not employed at the time the PSUs are awarded and issued.

The following table sets forth the PSU awards granted under the 2022 Omnibus Plan to our NEOs in 2022 as part of our long term incentive plan at each of the threshold, target and maximum thresholds.

NEO	Threshold PSUs	Target PSUs	Maximum PSUs
Julie Smolyansky	40,000	80,000	120,000
Eric Hanson	7,467	14,933	22,400
Amy Feldman	6,067	12,133	18,200

PSUs were calculated by dividing the award value by the fair market value on the date the award was approved.

Perquisites and Benefits

Perquisites

We provide executive officers and other key managers with perquisites and other personal benefits not otherwise available to all employees that the Compensation Committee believes are reasonable and consistent with our overall compensation program and philosophy. These benefits are provided to enable us to attract and retain these executive officers and key managers. The Audit and Corporate Governance Committee has periodically reviewed, and the Compensation Committee will continue to periodically review, the levels of these perquisites provided to our executive officers together with management and the relevant Committee’s independent compensation consultant.

Of these benefits, the most significant ongoing benefit is providing our CEO and Senior Executive Vice President of Sales automobile related benefits due to their extensive travel in exploring, planning, and implementing the expansion of Lifeway’s product distribution, overseeing production at our facilities and in supporting and developing the Lifeway brand and sales, as applicable. Additionally, our Senior Executive Vice President of Sales receives a health related perquisite. Perquisites are further described in “NEO Summary Compensation for Fiscal Years 2021 and 2022” below. We do not provide additional compensation or bonuses to cover, reimburse, or otherwise “gross-up” any income tax owed on this compensation.

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Benefits

Our executive officers, including NEOs, are eligible for health, dental, vision, life insurance, short- and long-term disability insurance, and 401(k) benefits to the same extent and subject to the same conditions as all other salaried employees at Lifeway. Our executive officers, including NEOs, may also claim executive health examination expenses each year, subject to a cap designed to cover a majority of the program fees (but not any associated medical expenses) for such executive health programs available in the Chicago, Illinois area. We treat this health examination expense as taxable compensation and provide a tax gross-up to encourage the use of this benefit by our executive officers. Our NEOs also receive certain internet and telecommunications services allowances.

Accounting and Tax Considerations

Tax Deductibility under Section 162(m). Section 162(m) of the Internal Revenue Code (“Section 162(m)”) limits the deductibility for federal income tax purposes of certain compensation paid in any year by a publicly held corporation to its “covered employees” as defined by Section 162(m) (generally, our current and former NEOs) to $1 million per executive (the “$1 million cap”). The Compensation Committee believes it is appropriate to retain the flexibility to authorize payments of compensation that may exceed the $1 million cap if, in the Compensation Committee’s judgment, it is in the Company’s best interest to do so. We generally will continue to emphasize performance-based compensation, even though it may no longer be deductible.

The Committee’s Process for Setting Executive Compensation

Benchmarking and Analysis

To set total compensation guidelines, the Compensation Committee reviewed market data of companies that are comparable to Lifeway and that it believed compete with Lifeway for executive talent, business, and capital. The Committee reviewed both specific data from public proxy filings from peer group companies and general industry data for comparable companies that are included in proprietary third-party surveys.

In identifying and approving the peer group of companies, the Committee considered market information available through public proxy filings and through Aon’s Global Compensation Databases. Aon’s Human Capital Solutions (“HCS”) business is a leading executive compensation consulting practice. The Committee, together with Aon HCS, review the gathered data for each of our NEOs and other key employee positions based on the scope of each employee’s responsibilities at Lifeway as compared to responsibilities of equivalent positions within companies included in the peer group. Since Lifeway is somewhat smaller, on average, in terms of revenue than the peer group, regression analysis was utilized to size-adjust the compensation data to Lifeway’s revenue scope of each NEO role.

The Committee believed that it was necessary to consider this market data in making compensation decisions to attract, retain, and motivate talent. The Committee has also determined that, absent extraordinary circumstances, the Company’s human resources department will continue to undertake the benchmarking process annually and undertake a benchmarking process with a compensation consultant every other year. The results do not tend to vary significantly from year to year and the costs for such annual analysis is high compared to the benefits obtained undergoing benchmarking with the compensation consultant annually.

In selecting peer organizations, the Committee generally considered the following screening criteria:

•	Industry;
•	Revenue;
•	Market capitalization; and
•	Whether the company is representative of the labor market for executive talent for Lifeway.

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Agrofresh Solutions, Medifast, Inc., Primo Water Corp., The Simply Good Foods Co., and Turning Point Brands, Inc. were removed from Lifeway’s peer group for fiscal 2022 compensation planning given that the companies fell outside one or more of the approved selection criteria.

As part of our review, we added several companies to expand the peer group for fiscal year 2022 compensation planning: Laird Superfood, Inc., LifeVantage Corp., MamaMancini’s Holdings, Inc., Rocky Mountain Chocolate Factory, Inc., The Alkaline Water Company, Inc., Village Farms International, Inc., and Willamette Valley Vineyards, Inc.. All met the criteria set out by the Committee and enhanced the peer group by making the group more robust in terms of size/number of companies.

Our Peers

Our fiscal 2022 peer group consisted of the following companies:

Peer group used for fiscal year 2022 compensation planning

•   Alico, Inc.

•   Bridgford Foods Corp.

•   Celsius Holdings, Inc.

•   Coffee Holding Co., Inc.

•   Crimson Wine Group, Ltd.

•   e.l.f. Beauty, Inc.

•   Farmer Bros Co.

•   Freshpet, Inc.

•   Laird Superfood, Inc.

•   Landec Corp.

•   LifeVantage Corp.

•   Limoneira Co.

•   MamaMancini’s Holdings, Inc.

•   MGP Ingredients Inc.

•   Natural Alternatives International, Inc.

•   New Age, Inc.

•   Reed’s, Inc.

•   Rocky Mountain Chocolate Factory, Inc.

•   S&W Seed Co.

•   The Alkaline Water Company, Inc.

•   Tootsie Roll Industries, Inc.

•   Village Farms International, Inc.

•   Willamette Valley Vineyards, Inc.

In consultation with Aon, the Compensation Committee found this peer group representative of an appropriate executive labor market and pay benchmarking perspective. While this analysis informed the decisions of the Compensation Committee and was a reference point on the range of compensation opportunities, the Compensation Committee did not tie executive officer compensation to specific market percentiles.

Other Factors

In making determinations regarding executive officer compensation, in addition to benchmarking, the Compensation Committee considered several other factors such as our financial performance and financial condition, individual executive performance, tenure, expertise, the importance of the role, potential for future contributions, and comparative pay levels among the members of the senior executive team, as well as input of the compensation consultant and, subject to conformity with independent analyses of all other information by the Compensation Committee, and, other than with respect to Julie Smolyansky, management recommendations. The Compensation Committee typically followed most of these recommendations; however, the Compensation Committee has sole authority for the final compensation determination and may have set total compensation and incentive opportunities below, at, or above median amounts.

Information About Our Executive Team

Information about Julie Smolyansky can be found in above in the section “Information about our Nominees.” Information about the rest of our executive team can be found above in the section “Information about Current Directors and Executive Officers.”

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NEO Summary Compensation for Fiscal Years 2021 and 2022

The following table sets forth certain information concerning compensation received by Lifeway’s NEOs, consisting of our Chief Executive Officer and the two other most highly paid executive officers for services rendered in all capacities during fiscal year 2021 and 2022.

Summary Compensation Table
Name and Principal Position(s)	Year	Salary ($)	Stock Awards (1)(2) ($)	Nonequity incentive plan compensation ($)	All Other Compensation (3) ($)	Total ($)
Julie Smolyansky	2022	1,000,000	750,000	1,067,032	24,561	2,841,593
Chief Executive Officer,
President and Secretary	2021	1,000,000	783,409	957,000	25,758	2,766,167

Eric Hanson	2022	350,000	140,000	198,365	15,800	704,166
Chief Financial and Accounting Officer, Treasurer	2021	325,000	130,451	142,000	13,232	610,683

Amy Feldman	2022	325,000	113,750	184,196	42,065	665,011
Senior Executive Vice President - Sales	2021	300,000	81,678	142,000	41,485	565,163

______________________

(1)	Stock Awards are grants of shares with time-based vesting requirements made pursuant to the 2022 Omnibus Plan. The amounts reported in this column represent the value of such awards consistent with the estimate of aggregate compensation cost to be recognized in accordance with U.S. GAAP over the service period for the stock awards granted for the relevant fiscal year. As discussed below in the section “Consent by Danone to Equity Issuances,” we must obtain Danone’s consent before issuing these Stock Awards when they vest (if at all).

(2)	The amounts in this column reflect the grant date fair value for all fiscal years presented in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 2 to our consolidated financial statements for the fiscal years ended December 31, 2022 and 2021, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)	Details about “All Other Compensation” are set forth in the table below.

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All Other Compensation Details
Name and Principal Position(s)	Year	Retirement Plan Contributions (A) ($)	Auto Allowance (B) ($)	All Other Perks ($)		Other ($)	Total ($)
Julie Smolyansky	2022	10,274	13,087	1,200	(C)	–	24,561
Chief Executive Officer, President and Secretary	2021	11,600	12,958	1,200	(C)	–	25,758

Eric Hanson	2022	12,200	–	3,600	(C)	–	15,800
Chief Financial and Accounting Officer, Treasurer	2021	9,632	–	3,600	(C)	–	13,232

Amy Feldman	2022	9,271	10,200	22,594	(D)	–	42,065
Senior Executive Vice President – Sales	2021	8,691	10,200	22,594	(D)	–	41,485

(A)	Consists of Lifeway’s matching contributions to the Lifeway Foods Inc. 401(k) Profit Sharing Plan and Trust on behalf of the NEO.

(B)	Consists of personal use of vehicle taxable compensation for Ms. Smolyansky and auto allowance for Ms. Feldman.

(C)	Consists of internet/telecommunications services allowance.

(D)	Consists of internet/telecommunications services and health insurance benefits allowance.

Pay Versus Performance

The following table sets forth certain information concerning the relationship between compensation actually paid to Lifeway’s Chief Executive Officer (“PEO”) and its other NEOs and the financial performance of the Company during fiscal years 2021 and 2022.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income (in 000’s)
2022	2,841,593	3,059,976	684,588	687,675	$120.65	924
2021	2,766,167	2,485,253	576,643	579,141	$85.03	3,311

(1)	Julie Smolyansky was our principal executive officer ("PEO") for each of the years shown.

(2)	The non-PEO NEOs for each applicable year are as follows:

-	2022: Eric Hanson and Amy Feldman
-	2021: Edward Smolyansky and Eric Hanson

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(3)	The table below details amounts deducted and added to calculate Average Compensation Actually Paid to the PEO and non-PEO NEOs.:

	2021			2022
	PEO $		Average of NEO’s $	PEO $		Average of NEO’s $
Total Compensation per Summary Compensation Table (SCT)	2,766,167		576,643	2,841,593		684,588
Less: Value of Stock Award Reported in SCT	(783,409)		(81,930)	(750,000)		(126,875)
Plus: Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in Covered Year	646,749		79,343	666,000	(A)	112,659	(A)
Plus: Fair Value for Equity Awards Granted and Vested During the Covered Year	–		17,866	–		–
Plus: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	(143,984	)(B)	(12,782)	302,382	(C)	9,961
Plus: Change in Fair Value of Prior Year Equity Awards that Vested this Year	–		–	–		7,341
"Compensation Actually Paid" for Year Shown	2,485,253	(B)	579,141	3,059,976	(C)	687,675

(A)	Includes an estimate of PSUs that may be earned under the Company’s 2022 long term incentive program. Such PSUs may be earned at the end of a three-year performance period based on the achievement of performance goals over such three-year performance period. Actual PSUs earned cannot be determined until the completion of the performance period.

(B)	Includes a decrease of $25,564 in the value of 31,560 shares. Such shares would have been issued as compensation to our PEO prior to fiscal year 2021 had Danone consented to such issuances (as further discussed below under “Consent by Danone to Equity Issuances”) and if so issued, the change in value of such shares would not have been compensation to our PEO for fiscal year 2021.

(C)	Includes an increase of $91,040 in the value of 95,832 shares. Such shares would have been issued as compensation to our PEO prior to fiscal year 2022 had Danone consented to such issuances (as further discussed below under “Consent by Danone to Equity Issuances”) and if so issued, the change in value of such shares would not have been compensation to our PEO for fiscal year 2022.

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Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid to the Company’s NEOs as a group is aligned with the Company’s cumulative total shareholder return (“TSR”) over the two years presented in the table.

Compensation Actually Paid and Net Income

The following graph depicts the relationship between the average amount of compensation actually paid to the Company’s NEOs as a group and the Company’s net income over the two years presented in the table.

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Consent by Danone to Equity Issuances

Lifeway, members of the Smolyansky family, and Danone signed a Shareholders’ Agreement dated October 1, 1999. Under this Agreement, as amended, Danone must give its consent to, among other things, issuances of common stock to our CEO and Ms. L. Smolyansky, a non-employee director, including any performance-based, short-term or long-term incentive equity awards pursuant to our 2015 Omnibus Plan, our 2022 Omnibus Plan and our 2022 Non-Employee Director Plan.

In 2021 and 2022, we sought Danone’s consent to issuances of earned restricted stock awards to our CEO. Danone has not provided their consent as of the date hereof. Accordingly, equity compensation earned by Ms. Smolyansky which would have been issued and vested from time to time in 2020, 2021 and 2022 has not yet been paid to Ms. Smolyansky. The value of such outstanding awards on December 31, 2022 was $763,175.

The Compensation Committee continues to review what is the appropriate equity and non-equity incentive awards to our CEO. As part of our benchmarking and analysis process described above, the Compensation Committee has determined that Lifeway’s peers, as well as numerous other publicly traded corporations led by founders and/or controlling shareholders, make such awards to their named executive officers, even when such NEOs also hold substantial or controlling stakes in those companies.

Employment agreements, severance, and change-in-control arrangements between Lifeway and Named Executive Officers

NEO Employment Agreements

Julie Smolyansky serves Lifeway pursuant to an employment agreement dated as of September 12, 2002. Pursuant to the agreement, Ms. Smolyansky is entitled to an annual base salary and an annual bonus subject to such incentive bonus targets and plans that Lifeway may adopt from time to time. In both 2022 and 2021, Ms. Smolyansky was entitled to receive an annual base salary of $1,000,000, an amount that the Board, through the Compensation Committee, reviews annually. She is also eligible for certain cash, equity, and other incentive awards based on the satisfaction of the Compensation Committee’s pre-established performance goals. In 2020 and 2021, the Compensation Committee set bonus targets for her in compliance with its 2022 Omnibus Plan and applicable Internal Revenue Service (“IRS”) regulations governing performance-based compensation for which Ms. Smolyansky is eligible. In the event that (a) Ms. Smolyansky is terminated other than for Cause (as defined in her employment agreement) or (b) Ms. Smolyansky terminates her employment for Good Reason (as defined in her employment agreement) or due to her death, then Ms. Smolyansky is entitled to a lump sum payment consisting of (y) twice her then-current base salary and (z) the aggregate of the annual bonus for which she is then eligible under the agreement and any plans.

Eric Hanson serves Lifeway pursuant to an employment agreement dated as of November 19, 2018. The agreement renews automatically for successive terms of one year on January 1, unless pursuant to the agreement it is terminated earlier or the Board or Compensation Committee gives timely notice of non-renewal. Mr. Hanson’s base salary was $350,000 in 2022 and $325,000 in 2021. His base salary is subject to annual review by the Compensation Committee and the Board. Pursuant to his employment agreement, Mr. Hanson is also eligible for certain cash, equity, and other incentive awards based on the satisfaction of the Board’s pre-established performance goals. In 2022 and 2021, the Board set bonus targets for him in compliance with its 2022 Omnibus Plan or 2015 Omnibus Plan, respectively. Lifeway may terminate Mr. Hanson’s employment for any lawful reason, with or without Cause, and Mr. Hanson may resign for or without Good Reason (each as defined in his employment agreement).

Amy Feldman serves Lifeway pursuant to an employment agreement dated as of October 29, 2018. The agreement renews automatically for successive terms of one year on January 1, unless pursuant to the agreement it is terminated earlier or the Board or Compensation Committee gives timely notice of non-renewal. Ms. Feldman’s base salary was $325,000 in 2022 and $300,000 in 2021. Her base salary is subject to annual review by the Compensation Committee and the Board. Pursuant to the agreement, Ms. Feldman is also eligible for certain cash, equity, and other incentive awards based on the satisfaction of the Board’s pre-established performance goals. In 2022 and 2021, the Board set bonus targets for her in compliance with its 2022 Omnibus Plan or 2015 Omnibus Plan, respectively. Lifeway may terminate Ms. Feldman’s employment for any lawful reason, with or without Cause, and Ms. Feldman may resign for or without Good Reason (each as defined in the agreement).

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Pursuant to the employment agreements with Mr. Hanson and Ms. Feldman, upon Non-Renewal, termination without Cause, or by his or her resignation with Good Reason (as defined in each of their respective employment agreements), the applicable employee will be entitled to certain payments and benefits shown in the tables below. Receipt of any severance amounts under each of their employment agreement is conditioned on execution of an enforceable general release of claims in a form satisfactory to Lifeway.

	Non-Renewal	Termination without Cause or Resignation for Good Reason	Termination for Cause or Resignation Without Good Reason
Base Salary	Three months after termination date	The remainder of the term or 6 months, whichever is greater	Through termination date

Bonus Payments	Greater of (i) bonus for fiscal year of termination date and (ii) bonus paid for fiscal year prior to termination date	Greater of (i) bonus for fiscal year of termination date and (ii) bonus paid for fiscal year prior to termination date	None

Outstanding Equity Awards	Vested but unsettled outstanding equity awards	Accelerated vesting of all outstanding equity awards	Vested but unsettled outstanding equity awards

Health Insurance	Company-paid COBRA premiums through the earliest of (i) three calendar months after termination date, (ii) the date executive becomes eligible for group health insurance through another employer, or (iii) the date executive ceases to be eligible for COBRA coverage	Company-paid COBRA premiums through the earliest of (i) six calendar months after termination date, (ii) the date executive becomes eligible for group health insurance through another employer, or (iii) the date executive ceases to be eligible for COBRA coverage	None

Financial Services or Transition-Related	None	$10,000	None

Omnibus Plan Change of Control Provisions

Unless otherwise provided in an award agreement or otherwise determined by the Compensation Committee, upon a Change of Control (as defined in the 2022 Omnibus Plan) the following shall occur:

•	For awards other than performance awards, a Replacement Award (that is, an award with a value and terms that are at least as favorable as the outstanding award) may be issued;

•	For awards other than performance awards, if a Replacement Award is not issued and the Company’s common stock ceases to be publicly traded after the Change of Control, such awards shall be immediately vested and/or exercisable upon such Change of Control;

•	For unearned performance awards, the award shall be (i) earned on a pro-rata basis at the higher of actual or target performance and (ii) measured as of the end of the calendar quarter before the Change of Control date or, if the award is stock-price based, as of the effective date of the Change of Control;

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•	For earned but unvested performance awards, the award shall be immediately vested and payable as of the Change of Control; and

•	For awards other than performance awards, if the Company’s common stock continues to be publicly traded after a Change of Control, such awards shall continue under their applicable terms, unless otherwise determined by the Compensation Committee.

Notwithstanding the forgoing, in the case of awards other than performance awards, the Compensation Committee may cancel such awards, and the award holders shall receive shares or cash equal to the difference between the amount shareholders receive for their shares and the purchase price per share, if any, under the award.

If, in connection with a change in control, a Participant’s payment of any awards will cause the Participant to be liable for federal excise tax levied on certain “excess parachute payments,” then either (i) all payments otherwise due; or (ii) the reduced payment amount to avoid an excess parachute payment, whichever will provide the Participant with the greater after- tax economic benefit taking into account any applicable excise tax, shall be paid to the Participant. In no event will any Participant be entitled to receive any kind of gross-up payment or reimbursement for any excise taxes payable in connection with Change of Control payments.

Capitalized terms used in this section but not defined herein have the meanings assigned to them in the 2022 Omnibus Plan.

There are no other agreements with the NEOs that provide for payments in connection with resignation, retirement, termination of employment, or change in control other than the employment agreements described above.

Non-Employee Director Equity and Deferred Compensation Plan

Unless otherwise determined by the Plan Administrator in connection with a grant, a change in control shall have the following effects on outstanding awards:

•	On a change in control in which a Director receives a replacement award with a value and terms that are at least as favorable as the Director’s outstanding awards (a “Replacement Award”), the Director’s outstanding awards shall remain outstanding subject to the terms of the Replacement Award.

•	On a change in control in which the Company’s shares cease to be publicly traded, the Director’s outstanding awards shall become immediately vested unless the Director receives Replacement Awards.

•	On a change in control in which the Company’s shares continue to be public traded, a Director’s outstanding awards shall remain outstanding and be treated as Replacement Awards.

Notwithstanding the forgoing, the 2022 Plan Administrator may determine that any or all outstanding awards granted under the 2022 Directors Plan will be canceled and terminated upon a change in control, and that in connection with such cancellation and termination, the Director shall receive for each RSU subject to such award, a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities equivalent to such cash payment) equal to the consideration received by shareholders of the Company for a share of common stock in such change in control.

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Capitalized terms used in this section but not defined herein have the meanings assigned to them in the 2022 Non-Employee Director Plan.

There are no other agreements with the directors that provide for payments in connection with resignation, retirement, termination of service, or change in control.

Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2022, regarding the shares of Lifeway’s common stock authorized for issuance under our 2015 Omnibus Plan, our 2022 Omnibus Plan and our 2022 Non-Employee Director Plan.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	40,550	$10.42	2,997,724
Equity compensation plans not approved by security holders	0	$0	–
Total	40,550	$10.42	2,997,724

On March 29, 2016, Lifeway filed a registration statement on Form S-8 with the SEC in connection with the 2015 Omnibus Plan covering 3,500,000 shares of our common stock. The 2015 Omnibus Plan has since been terminated for future issuances and replaced by our 2022 Omnibus Plan. A total of 353,710 shares remain awarded and unissued under the 2015 Omnibus Plan which will remain in place until all such awards are terminated or resolved.

Our stockholders adopted the 2022 Omnibus Plan at our annual meeting of stockholders on August 31, 2022. Pursuant to the 2022 Omnibus Plan, we may issue common stock, options to purchase common stock, stock appreciation rights, restricted stock, restricted stock units, performance share units, performance shares, cash-based awards and other stock-based awards to our employees. A total of 2,997,724 shares were eligible for award under the 2022 Omnibus Plan as of December 31, 2022. The Compensation Committee has the discretion to determine the option price, number of shares, grant date, and vesting terms of awards granted under the 2022 Omnibus Plan. The Company will file a registration statement on Form S-8 with the SEC in connection with the 2022 Omnibus Plan covering 3,247,855 shares of our common stock.

Our stockholders adopted the 2022 Non-Employee Director Equity and Deferred Compensation Plan at our annual meeting of stockholders on August 31, 2022. Pursuant to the 2022 Director Plan, we may issue restricted stock units to our non-employees Directors. A total of 466,400 shares were eligible for award under the 2022 Director Plan as of December 31, 2022. The Board has the discretion to determine the number of restricted stock units granted, grant date, and vesting terms of awards granted under the 2022 Director Plan. The Company will file a registration statement on Form S-8 with the SEC in connection with the 2022 Director Plan covering 500,000 shares of our common stock.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding each unexercised stock option and unvested restricted stock award held by our NEOs as of December 31, 2022.

	Stock awards
Name	Number of shares or units of stock that have not vested (#)(1)		Market value of shares of units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Julie Smolyansky	358,297	(4)	$1,988,548	120,000	$666,000

Eric Hanson	20,104	(5)	$111,577	22,400	$124,320

Amy Feldman	14,399	(6)	$79,914	18,200	$101,010

(1)

Represents time-based restricted stock awards pursuant to Lifeway’s 2015 Omnibus Plan and 2022 Omnibus Plan. As discussed above in the section “Consent by Danone to Equity Issuances,” unvested stock awards (Performance Shares) are subject to Danone’s consent to issuances of performance-based, short term or long-term incentive stock awards to our CEO.

(2)

The market values of these stock awards are calculated by multiplying the number of unvested/unearned shares held by the applicable NEO by the closing price of our common stock on December 30, 2022, the last trading day of our fiscal year, which was $5.55.

(3)

Performance share units will vest three years after grant if certain performance metrics are met. Numbers presented represent number of maximum units. For further discussion of performance metrics, see “Long Term Incentive Plan” above.

(4)	Of such shares, 41,667 will vest on April 20, 2023, 48,733 will vest on April 29, 2023, 13,333 will vest on August 31, 2023, 41,666 will vest on April 20, 2024, 48,732 will vest on April 29, 2024, 13,333 will vest on August 31, 2024, 13,334 will vest on August 31, 2025 and 137,509 will vest upon consent from Danone.

(5)	Of such shares, 6,319 will vest on April 20, 2023, 2,489 will vest on August 31, 2023, 6,319 will vest on April 20, 2024, 2,489 will vest on August 31, 2024 and 2,488 will vest on August 31, 2025.
(6)	Of such shares, 4,167 will vest on April 20, 2023, 2,022 will vest on August 31, 2023, 4,166 will vest on April 20, 2024, 2,022 will vest on August 31, 2024 and 2,022 will vest on August 31, 2025.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of Lifeway’s Common Stock to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all such reports they file. Based on our review of the copies of such forms that we received, or written representations from certain reporting persons, we believe that none of our directors, executive officers, or persons who beneficially own more than 10% of Lifeway’s Common Stock failed to comply with Section 16(a) reporting requirements in the fiscal year ended December 31, 2022, with the exception of Ms. Smolyansky, who had one late Form 4 filing reporting two transactions, Mr. Hanson and Ms. Feldman, each of whom had one late Form 4 filing reporting five transactions, Ms. Levy, Ms. McWhorter and Mr. Sikar, each of whom had two late Form 4 filings reporting one transaction each, and Mr. Sanchez and Mr. Scher, each of whom had one late Form 4 filing reporting one transaction.

Ownership of Common Stock by Certain Beneficial Owners and Management

As of April 17, 2023, Lifeway’s directors, director nominees and Named Executive Officers beneficially own, directly or indirectly, in the aggregate, approximately 32.61% of its outstanding Common Stock. These shareholders have significant influence over our business affairs, with the ability to control matters requiring approval by our shareholders including election of directors and matters such as approvals of mergers or other business combinations.

The following table sets forth, as of April 17, 2023, certain information with respect to the beneficial ownership of the Common Stock for (i) each person, or group of affiliated persons, known by Lifeway to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of our Named Executive Officers, and (iv) all of our directors and executive officers as a group.

	Shares Beneficially Owned (b)
Name and Address (a)	Number		Percent
Directors, Nominees and Named Executive Officers
Julie Smolyansky	2,593,202	(c)	17.44%
Juan Carlos (“JC”) Dalto	–		*
Jody Levy	12,069	(d)	*
Dorri McWhorter	11,119	(e)	*
Perfecto Sanchez	–		*
Jason Scher	57,819	(f)	*
Pol Sikar	27,290	(g)	*
Ludmila Smolyansky	1,952,130	(h)	1.33%
Eric Hanson	46,806	(i)	*
Amy Feldman	27,699	(j)	*
All directors and executive officers as a group (8 persons)	4,728,134	(c)-(j)	31.77%

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5% Holders
Danone North America PBC 1 Maple Avenue White Plains, NY 10605	3,454,756		23.59%

Edward Smolyansky 1219 N. Wells St. Chicago, IL 60610	2,697,772	(k)	18.40%

____________

*	Less than 1%

(a)	Unless otherwise indicated, the business address of each person or entity named in the table is c/o Lifeway Foods, Inc., 6431 Oakton St., Morton Grove, IL 60053.

(b)	Applicable percentage of ownership is based on 14,644,762 shares of Common Stock outstanding as of April 17, 2023. Beneficial ownership is determined in accordance with SEC rules and includes voting and investment power with respect to shares. Shares of Common Stock subject to options, warrants, or other convertible securities exercisable within 60 days after April 17, 2023 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants, or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Common Stock shown. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.

(c)	Includes (i) 22,216 shares held by Ms. Smolyansky on behalf of minor children, (ii) 4,636 shares held by Ms. Smolyansky’s spouse, (iii) 500,000 shares held by Smolyansky Family Holdings, LLC (the “Smolyansky LLC”) of which Ms. Smolyansky beneficially owns 50% and (iv) 137,499 shares of restricted stock which may be issued to Julie Smolyansky and vest within 60 days of April 17, 2023 upon consent by Danone as further discussed above under “Consent by Danone to Equity Issuance.” Excludes 90,398 shares of restricted stock that will not be issued within 60 days of April 17, 2023. Ms. Smolyansky shares the power to vote and dispose of the shares held by the Smolyansky LLC with Mr. Smolyansky. The previously disclosed pledge of Ms. Smolyansky’s shares has been released.

(d)	Excludes 8,671 shares of restricted stock which will not be issued within 60 days of April 17, 2023.

(e)	Excludes 7,317 shares of restricted stock which will not be issued within 60 days of April 17, 2023.

(f)	Includes 40,625 shares of common stock underlying RSUs which have been deferred and may be issued within 60 days of April 17, 2023 if Mr. Scher ceases to be a director. Excludes 7,373 shares of restricted stock which will not be issued within 60 days of April 17, 2023.

(g)	Excludes 7,317 shares of restricted stock which will not be issued within 60 days of April 17, 2023.

(h)	Includes (i) 2,049,787 shares held by the Ludmila Smolyansky Trust 2/1/05, of which Ms. L. Smolyansky is the trustee and (ii) 27,343 shares held by The Smolyansky Family Foundation, of which Ms. L. Smolyansky is the trustee. The previously disclosed pledge of Ms. L. Smolyansky’s shares has been released.

(i)	Excludes 6,319 shares of restricted stock which will not be issued within 60 days of April 17, 2023.

(j)	Excludes 4,166 shares of restricted stock which will not be issued within 60 days of April 17, 2023.

(k)	Includes (i) 500,000 shares held by Smolyansky Family Holdings, LLC (the “Smolyansky LLC”) of which Mr. Smolyansky beneficially owns 50% and (i) 8,333,333 shares held by the Edward Smolyansky Trust 2/2/16. Mr. Smolyansky shares the power to vote and dispose of the shares held by the Smolyansky LLC with Julie Smolyansky. The previously disclosed pledge of Mr. Smolyansky’s shares has been released.

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6.       AUDIT MATTERS

AUDIT AND CORPORATE GOVERNANCE COMMITTEE

AUDIT REPORT

The Board has the ultimate authority for effective corporate governance, including oversight of Lifeway’s management. The Audit and Corporate Governance Committee assists the Board in fulfilling its responsibilities by overseeing, among other things, Lifeway’s accounting and financial reporting processes (including the internal audit function), the audits of Lifeway’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Lifeway’s independent auditor, and the performance and continued retention of Lifeway’s internal auditor.

The Audit and Corporate Governance Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of Lifeway’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Together with Lifeway’s internal auditor, management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of Lifeway’s system of internal control. Lifeway’s independent auditor, Grant Thornton, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

During fiscal year 2022, the Audit and Corporate Governance Committee fulfilled its responsibilities as set forth in its charter and further described above in the “Board Committees” section. The Audit and Corporate Governance Committee has reviewed and discussed with management, and the independent auditor, Lifeway’s audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2022, and the independent auditor’s report on those financial statements. Management represented to the Audit and Corporate Governance Committee that Lifeway’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Grant Thornton presented the matters required to be discussed with the Audit and Corporate Governance Committee by Public Company Accounting Oversight Board standards and Rule 2-07 of SEC Regulation S-X. This review included a discussion with management, the internal auditor, and the independent auditor of the quality (not merely the acceptability) of Lifeway’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in Lifeway’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit and Corporate Governance Committee recommended to the Board that the audited consolidated financial statements be included in Lifeway’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully Submitted,

AUDIT AND CORPORATE GOVERNANCE COMMITTEE

Jason Scher, Chairperson

Jody Levy

Pol Sikar

Dorri McWhorter

Perfecto Sanchez

THE FOREGOING AUDIT AND CORPORATE GOVERNANCE COMMITTEE AUDIT REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

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Fees Billed by Independent Registered Public Account Firm

The following table sets forth the fees for professional audit services rendered by Grant Thornton and MHM in connection with fiscal years ended December 31, 2022 and 2021 and fees billed for other services rendered by Grant Thornton and MHM during those periods:

Fees Billed by Independent Registered Public Accounting Firm
Type of Fees	2022	2021
(1) Audit Fees	$555,289	$671,323	(a)
(2) Audit-Related Fees	–	–
(3) Tax Fees	–	–
(4) All Other Fees	–	–
	$555,289	$671,323	(a)

(a) Includes $120,000 of non-recurring billings for audit procedures related to the Company’s restatement of fiscal year ended December 31, 2020 in the Company’s Form 10-K for the fiscal year ended December 31, 2021.

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees Lifeway paid to its independent registered public accountant for professional services in connection with the audit of our consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 included in Form 10-K, for the review of the unaudited financial statements included in Form 10-Qs within those fiscal years, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for work performed during those fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements; “tax fees” are fees for work performed during those fiscal years for tax compliance, tax advice, and tax planning; and “all other fees” are fees for work performed during those fiscal years for any services not included in the first three categories. All of the services set forth in sections (1) through (4) above were approved by the Audit and Corporate Governance Committee in accordance with its charter.

For the fiscal years ended December 31, 2022 and 2021, we retained certain firms other than Grant Thornton and MHM for tax compliance, tax advice, tax planning and other accounting advice.

Pre-Approval of Audit and Non-Audit Services

Lifeway’s Audit and Corporate Governance Committee has adopted policies and procedures for pre-approving all non-audit work performed by its auditors. The policy sets forth the procedures and conditions for both pre-approval of audit-related services to be performed by its auditors (assurance and related services that are reasonably related to the performance of the auditors’ review of the financial statements or that are traditionally performed by the independent auditor) and specific pre-approval for all other services for the current fiscal year consistent with the SEC’s rules on auditor independence. The Audit and Corporate Governance Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year during the first quarter of each year.

Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Corporate Governance Committee if it is to be provided by the auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit and Corporate Governance Committee. In determining whether to approve a particular audit or permitted non-audit service, the Audit and Corporate Governance Committee will consider, among other things, whether the service is consistent with maintaining the independence of the independent registered public accounting firm. The Audit and Corporate Governance Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service to us and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality. Specifically, the Audit and Corporate Governance Committee has not pre-approved the use of Grant Thornton or MHM for non-audit services. There was no non-audit work performed by Grant Thornton or MHM for the fiscal years ended December 31, 2022 or December 31, 2021.

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7.       OTHER MATTERS

Availability of Bylaws

A copy of the Bylaws may be obtained by accessing our website at www.lifewaykefir.com and by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

2022 Annual Report

Our financial statements for our fiscal year ended December 31, 2022, are included in our Annual Report on Form 10-K, filed with the SEC on March 27, 2023, which we will make available to shareholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at www.lifewaykefir.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report, free of charge, by sending a written request to Lifeway Foods, Inc., 6431 Oakton Street, Morton Grove, Illinois 60053, Attention: Corporate Secretary.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

*             *             *

By Order of the Board of Directors

/s/ Julie Smolyansky
Julie Smolyansky
Chairperson, President, Chief Executive Officer and Secretary
April 28, 2023

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01 - Julie Smolyansky 04 - Dorri McWhorter 07 - Pol Sikar 02 - Juan Carlos Dalto 05 - Perfecto Sanchez 03 - Jody Levy 06 - Jason Scher For Against Abstain For Against Abstain For Against Abstain 8 2 B M 08 - Ludmila Smolyansky Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03T1ZA + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2 and 3. A 2. To ratify Grant Thornton LLP as our independent auditor for fiscal year 2023. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T 2023 Annual Meeting Proxy Card 1234 5678 9012 345 3. To approve, by non - binding advisory vote, executive compensation. For Against Abstain 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MMMMMMMMM MMMMMMMMMMMM MMMMMMMMMMMMMM 5 7 6 7 7 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/LWAY or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/LWAY

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/LWAY Notice of 2023 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — June 15, 2023 Julie Smolyansky and Eric Hanson, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Lifeway Foods, Inc . to be held on June 15 , 2023 or at any postponement or adjournment thereof . Shares represented by this proxy will be voted by the shareholder . If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR item 2 and 3 . In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting . (Items to be voted appear on reverse side) LIFEWAY FOODS, INC. T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Change of Address — Please print new address below. Comments — Please print your comments below. Non - Voting Items C + + The 2023 Annual Meeting of Shareholders of Lifeway Foods, Inc. will be held on June 15, 2023 at 2:00 p.m. Central time, virtually via the internet at meetnow.global/MA2G2XN . To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.